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                                                                  EXHIBIT 10.1


                AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY
                         AND JOINT ESCROW INSTRUCTIONS

      THIS AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY AND JOINT ESCROW INSTRUCTIONS ("AGREEMENT") is made and entered into as of NOVEMBER 6, 1996, by and between THE VONS COMPANIES, INC., a Michigan corporation ("SELLER"), and PACIFIC GULF PROPERTIES INC., a Maryland corporation ("BUYER"), with reference to the following facts:

      A. Seller is a general partner of the owner of certain real property (the "LAND") located in the City of San Diego, San Diego County, California, more particularly described on EXHIBIT "A" attached hereto. The Land is improved with buildings containing approximately three hundred fifty thousand (350,000) square feet and apparatus, equipment and appliances used in connection with the operation or occupancy of the Land and said buildings, such as heating and air conditioning systems and facilities used to provide utility services to the Land and said buildings, and on-site parking (collectively, the "IMPROVEMENTS").

      B. Seller desires to sell to Buyer and Buyer desires to purchase from Seller on the terms and conditions of this Agreement the Land, the Improvements, and all of Seller's right, title and interest in and to all rights, privileges and easements appurtenant to the Land, including, without limitation, all minerals, oil, gas and other hydrocarbon substances on and under and that may be produced from the Land, as well as all development rights, land use entitlements, including, without limitation, building permits, licenses, permits and certificates, utilities commitments, air rights, water, water rights, riparian rights, and water stock relating to the Land and any rights-of-way or other appurtenances used in connection with the beneficial use and enjoyment of the Land and all of Seller's right, title and interest in and to all roads, easements, rights of way, and alleys adjoining or servicing the Land (collectively, the "APPURTENANCES"), and certain intangible property identified on EXHIBIT "F" (the "INTANGIBLE PROPERTY"). All of the Land, the Improvements, the Appurtenances and the Intangible Property are collectively referred to herein as the "PROPERTY".

               TERMS, CONDITIONS AND ESCROW HOLDER'S INSTRUCTIONS

      1. Purchase and Sale. Subject to the terms and conditions of this Agreement, Seller agrees to sell to Buyer, and Buyer agrees to purchase from Seller, the Property.

      2. Purchase Price and Opening of Escrow.

            2.1 Purchase Price. The purchase price for the Property (the "PURCHASE PRICE") shall be Seventeen Million One Hundred Thousand Dollars ($17,100,000.00) and shall be payable by Buyer as follows:

                  2.1.1 Upon the Opening of Escrow (as defined in Section 2.2), Buyer shall deposit or cause to be deposited with Escrow Holder (as defined in Section 2.2) in cash, or certified or cashier's check made payable to Escrow Holder, the sum of One Hundred Thousand Dollars ($100,000.00) (the "INITIAL DEPOSIT"). Upon Escrow Holder's receipt of the Initial Deposit, Escrow Holder shall immediately invest the Initial Deposit in an interest-bearing account of a federally insured bank or savings and loan with all interest accruing thereon credited to the Purchase Price upon the Close of Escrow (as defined in Section
5). The Initial Deposit shall be non-refundable to Buyer except in the event (i) that Buyer terminates this Agreement during the Investigation Period (as defined in Section 3. 1) pursuant to Section 3 in which event Escrow Holder shall return the Initial Deposit to Buyer, or (ii) of Seller's default or of a failure of a condition precedent under Section 4 for any reason not the fault of Buyer, in either of which events Escrow holder shall disburse the Initial Deposit and all interest earned thereon pursuant to Section 14.

                  2.1.2 If Buyer does not terminate this Agreement during the Investigation Period (as defined in Section 3.1), then on the first day following the Investigation Period Buyer shall deposit with Escrow Holder in cash, or by certified or cashier's check made payable to Escrow Holder, the additional sum of Fifty Thousand Dollars ($50,000.00) (the "ADDITIONAL DEPOSIT"). Upon Escrow Holder's receipt of the Additional deposit, Escrow Holder

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shall immediately invest the Additional Deposit in an interest-bearing account of a federally insured bank or savings and loan association, with all interest accruing thereon credited to the Purchase Price upon the Close of Escrow (as defined in Section 5). The Additional Deposit shall be non-refundable to Buyer except in the event of Seller's default or of a failure of a condition precedent under Section 4 for any reason not the fault of Buyer, in either of which events Escrow Holder Seller shall disburse the Additional Deposit and all interest earned thereon in accordance with Section 14. The Initial Deposit and the Additional Deposit are referred to herein collectively as the "DEPOSITS".

                  2.1.3 Prior to the Close of Escrow (as defined in Section 5) Buyer shall deposit with Escrow Holder the remainder of the Purchase Price in such a manner that Escrow Holder may collect the funds without delay of the Close of Escrow (as defined in Section 5). Upon the Close of Escrow, Escrow Holder shall apply the Deposits and all interest earned thereon to the payment of the Purchase Price and any other sums required to be paid by Buyer under this Agreement.

            2.2 Opening of Escrow. Promptly following full execution of this Agreement, Seller and Buyer shall open an escrow (the "ESCROW") for the transaction with First American Title Insurance Company located at 114 East Fifth Street, Santa Ana, California ("ESCROW HOLDER") by delivering a fully signed original, or signed counterparts, of this Agreement to Escrow Holder. Escrow shall be deemed to have opened on the date (the "OPENING OF ESCROW") that Seller and Buyer receive from Escrow Holder the escrow number for the Escrow. Promptly following Opening of Escrow, Buyer shall deposit the Initial Deposit with Escrow Holder and Escrow Holder shall draw escrow instructions in conformance with this Agreement. Escrow Holder shall notify Buyer and Seller in writing of the date of the Opening of Escrow.

      3.    Investigation of the Property.

            3.1 Investigation Period. Buyer shall have until 5:00 p.m. on the day which is thirty (30) days following the Opening of Escrow (the "INVESTIGATION PERIOD") to perform any and all investigations which Buyer deems necessary to determine whether Buyer will purchase the Property, including, without limitation, physical inspection of the Property, investigations with respect to the existing zoning and use restrictions and phase I environmental matters.

                  3.1.1 Seller hereby grants to Buyer, its agents and contractors during the Investigation Period a limited license (the "INVESTIGATIONS LICENSE") to enter upon the Property to conduct such surveys, studies and investigations (collectively "INVESTIGATIONS") as Buyer deems necessary, provided that in performing such Investigations Buyer shall not (except as may be necessary for soils investigation or environmental investigation, in either event with Seller's prior written consent) excavate or otherwise disturb the condition of the Property. Buyer's conduct of the Investigations shall not unreasonably interfere with Seller's business operations on the Property. Prior to performing any of the Investigations, Buyer shall obtain any and all permits or authorizations (including, without limitation, the payment of all applicable fees) required by any public body or agency in connection therewith. Buyer shall indemnify, defend, and hold Seller and the Property harmless from and against all damage, loss or liability (including, without limitation, reasonable attorneys' fees and costs of court and mechanic's liens or claims) or claims or assertions thereof arising out of or in connection with the entry onto the Property by Buyer and its agents and contractors in the performance of the Investigations. The foregoing indemnity shall survive the termination or expiration of this Agreement. After any entry, Buyer shall promptly restore the Property to the same condition as before Buyer entered upon the Property. The Investigations License shall be revocable by Seller at any time (but only with good cause) by written notice to Buyer and shall automatically expire upon expiration of the Investigation Period unless Buyer either fails to deliver the Termination Notice (as defined in Section 3.2) and is deemed to have elected to proceed with the transaction or Buyer elects by written notice to Seller and Escrow Holder prior to the expiration of the Investigation Period to continue with the transaction in either of which events the Investigation License shall continue in force until the earlier to occur of
(i) termination of the Escrow or (ii) the Close of Escrow.

                  3.1.2 Promptly following the Opening of Escrow, Seller shall make available in Seller's offices in Arcadia, California for inspection by Buyer a copy of all information which Seller has in its possession or control with respect to the Property (collectively, "SELLER'S INFORMATION"), including any physical and environmental studies and reports, surveys, title

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insurance policies, plans and specifications, service contracts, maintenance records and contracts, and operating expense statements (including tax and utility bills) for 1995 and year to date 1996. Buyer shall have the right to inspect and audit Seller's Information in Seller's offices upon not less than twenty-four (24) hours prior notice to Seller. Except as otherwise expressly set forth in this Agreement, Buyer acknowledges and agrees that Seller's presentation of Seller's Information is made without representation or warranty, express or implied, as to the accuracy, completeness, truth or other property of the Seller's Information and that Buyer's agreement to close Escrow and purchase the Property shall be based solely on its own inspections, investigations and analysis.

                  3.1.3 Buyer agrees to maintain workers' compensation and comprehensive general liability insurance policies to cover its activities on the Property and to keep the Property free and clear of all mechanics' and materialmans' liens arising out of any activities conducted pursuant to this Agreement. At least five (5) days before entering on the Property for any reason, Buyer shall deliver to Seller a certificate of insurance complying with the terms of this paragraph. The liability insurance policy shall have a combined liability limit of not less than Two Million Dollars ($2,000,000.00) bodily injury and property damage liability, shall be primary and noncontributing with any insurance which may be carried by Seller, and shall name Seller as an additional insured by an endorsement approved by Seller. The insurance policies shall be maintained and kept in effect by Buyer, at Buyer's sole expense, at all times during the term of the Investigations License. The insurance policies shall provide that they may not be canceled or modified without at least fifteen (15) days' prior written notice to Seller.

            3.2 Right to Terminate. Buyer may terminate this Agreement in its sole discretion by written notice (the "TERMINATION NOTICE") received by Seller and Escrow Holder at any time during the Investigation Period.

                  3.2.1 If Seller receives the Termination Notice during the Investigation Period, then:

                        3.2.1.1 On the date Seller receives the Termination Notice, the Escrow shall automatically terminate without further action by either party;

                        3.2.1.2 Buyer, upon Seller's request, shall deliver to Seller and Escrow Holder an agreement signed by Buyer and in recordable form which acknowledges that this Agreement is terminated;

                        3.2.1.3 Neither Seller nor Buyer shall have any further rights, obligations or claims under this Agreement except for Buyer's indemnification obligation under Section 3.1(a) and Buyer's right to the return of the Deposits and all interest accrued thereon;

                        3.2.1.4 Any cloud on title or lien against the Property which may have been created by Buyer's deposit of the Initial Deposit or payment of any other sum under this Agreement shall wholly cease; and

                        3.2.1.5 Buyer shall pay all third party documented charges (other than attorneys' fees which shall remain the responsibility of the party which incurs such fees) which Buyer, Seller, Escrow Holder and Title Company incurred in direct connection with this transaction. Such charges shall include, without limitation, the cost of the preliminary title report, all escrow charges and all courier and express delivery charges.

            3.2.2 If Seller does not receive the Termination Notice during the Investigation Period, then on or before the date that is the ninetieth (90th) day (subject to extension for up to fifteen (15) additional days, if necessary, to allow Seller to remove from title the lien of the deed of trust shown as Exception No. 14 in the PTR (as defined in Section 9)) following the Opening of Escrow (the "CLOSING DATE") Escrow Holder shall close the purchase of the Property.

            3.2.3 Notwithstanding anything in this Agreement to the contrary, to induce Buyer to enter into this Agreement and to expend the time and resources necessary to evaluate the Property and possibly forego other opportunities while doing so, Seller hereby grants to Buyer the rights to terminate this Agreement provided herein. Such expenditures of time and resources and possible loss of opportunity by Buyer constitute adequate consideration for Seller's remaining bound by this Agreement notwithstanding such termination rights in Buyer.

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     4. Conditions Precedent to Close of Escrow. If buyer does not deliver the
Termination Notice prior to the expiration of the Investigation Period, then the Close of Escrow (as defined in Section 5) and the parties' obligations under this Agreement shall be thereafter be subject only to satisfaction of the conditions set forth below within the time periods specified. If a specified condition is not satisfied within the applicable time period provided below, then the party for whose benefit the condition is drawn (the "BENEFITED PARTY") may terminate this Agreement by written notice to the other party and to Escrow Holder. The Benefited Party may waive any or all of the conditions, in whole or in part, without prior notice to the other party or Escrow Holder. No waiver of a condition shall constitute a waiver by the Benefited Party of any of its rights or remedies, at law or in equity, if the other party shall be in default of its covenants, representations or warranties under this Agreement.

                4.1 Delivery of Documents. For each parties' benefit, the other party shall have signed and acknowledged all documents and instruments and delivered same and all monies to Escrow Holder as required in Sections 6 and 7.

                4.2 Issuance of Title Policy. For Buyer's benefit, Buyer shall receive title insurance on the Property from First American Title Insurance Company (the "TITLE COMPANY"). At the Close of Escrow (as defined in Section 5) the Title Company shall be committed to issue the Title Policy (as defined in Section 9).

                4.3 Buyer's Conditions. The following are conditions for Buyer's benefit:

                  4.3.1 All of Seller's representations and warranties contained in or made pursuant to this Agreement shall remain true and correct as of the Close of Escrow.

                  4.3.2 Other than as Buyer may discover or as Seller may disclose to Buyer during the Investigation Period, as of the Close of Escrow there shall be no litigation or administrative agency or other governmental proceeding, pending or threatened, which after Close of Escrow would materially adversely affect the value of the Property or the ability of the Buyer to operate the Property, and no proceedings shall be pending or threatened which would cause the redesignation or other modification of the zoning classification of, or of any building or environmental code requirements applicable to, the Property or any portion thereof.

                  4.3.3 There shall have been no material adverse change in or addition to the information or items reviewed and approved by Buyer during the Investigation Period.

                  4.3.4 The approval by Buyer's Executive Committee during the Investigation Period of the transactions contemplated by this Agreement.

      All approvals described in this Section 4 and elsewhere in this Agreement shall be according to the reasonable good faith judgment of the approving party.

      5. Close of Escrow. The term "CLOSE OF ESCROW" as used in this Agreement shall mean the date upon which the grant deed transferring title to the Property to Buyer in accordance with this Agreement is recorded in the Official Records of San Diego County, California. The Close of Escrow shall occur no later than one hundred five (105) days following the Opening of Escrow, unless otherwise agreed to in writing by Buyer and Seller.

      As of the Close of Escrow, Buyer shall have made its own independent investigations and studies of the Property and, except as expressly provided in this Agreement, Buyer will be relying thereon and on the advice of its consultants concerning the purchase of the Property. Buyer agrees that except with regard to any representations or warranties expressly set forth herein, Buyer is acquiring the Property in its present "AS IS, WHERE IS" condition WITH ANY AND ALL FAULTS. Buyer's agreement to close escrow and purchase the Property, except as expressly provided in this Agreement, is based solely on its own inspections, investigations and analysis, without any warranty on the part of Seller as to the condition of the Property, its suitability for any use or the fitness of the Property for development.

      6. Seller's Delivery to Escrow. Seller hereby covenants and agrees to deliver or cause to be delivered to Escrow no later than 12:00 o'clock noon on the last business day

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immediately before the Close of Escrow the following instruments and documents, the delivery of each of which shall be a condition to the Close of Escrow:

            6.1 Grant Deed. A grant deed in the form attached hereto as EXHIBIT "B" (the "GRANT DEED"), duly executed and acknowledged by Seller in recordable form, conveying title to the Property to Buyer, subject only to those encumbrances and exceptions to title approved, or deemed approved, by Buyer pursuant to Section 9 below;

            6.2 IRC Affidavit. An affidavit executed by Seller that Seller is not a foreign person pursuant to Section 1445 of the United States Internal Revenue Code, in the form attached hereto as EXHIBIT "D" (the "IRC AFFIDAVIT") and California Franchise Tax Board Form 590 (the "FORM 590");

            6.3 Assignment of Intangible Property. An assignment of intangible property in the form attached hereto as EXHIBIT "F" (the "ASSIGNMENT"), duly executed and acknowledged by Seller, transferring the Intangible Property to Buyer;

            6.4 Closing Statement. A counterpart of the Closing Statement (as defined in Section 11.2.4) duly executed by Seller;

            6.5 Licenses and Permits. If available, originals of the building permits and certificates of occupancy for the Improvements and all occupied space within the Improvements;

            6.6 Keys. All keys to the Property; and

            6.7 Other Required Instruments. Such other instruments or instructions required by this Agreement or that Escrow Holder may reasonably request in order to consummate the contemplated transaction.

      7. Buyer's Delivery to Escrow. Buyer hereby covenants and agrees to deliver or cause to be delivered to Escrow Holder before the Close of Escrow, in such a manner that there shall be no delay of the Close of Escrow, the following instruments and documents, the delivery of each of which shall be a condition to the Close of Escrow:

            7.1 Purchase Price. The balance of the Purchase Price after application of the Initial Deposit, the Additional Deposit, and all interest earned thereon, plus any additional funds that are required to pay charges payable by Buyer under this Agreement in order to close the Escrow;

            7.2 Closing Statement. A counterpart of the Closing Statement (as defined in Section 11.2.4) duly executed by Buyer; and

            7.3 Other Required Instruments. Such other instruments or instructions required by this Agreement or that Escrow Holder may reasonably request in order to consummate the contemplated transaction.

      8. Cooperation in Effecting an Exchange. Seller hereby reserves the right, at any time prior to the Close of Escrow, to assign Seller's rights and obligations under this Agreement to a third-party intermediary and/or enter into other transactions for the purpose of effecting a simultaneous or non-simultaneous tax deferred exchange pursuant to Section 1031 of the Internal Revenue Code of 1986 and like-conforming statutes of the State of California. Buyer hereby consents to such an assignment and other transactions, subject to the fulfillment of the terms and conditions contained in this Agreement. Buyer agrees to cooperate with Seller in the exchange transaction; provided, however, Buyer shall have no obligation to incur any out-of-pocket cost or expense with respect to such transaction, all of which shall be paid by Seller; and provided further that Buyer shall incur no liability in or as a result of any such exchange transaction. No such exchange shall release Seller from any duty or liability under this Agreement.

      9. Title Policy. At the Close of Escrow Title Company shall issue and deliver to Buyer (with a copy to Seller) an ALTA extended coverage owner's policy of title insurance (rev. 10/17/90 with Form 1 coverage) (the "TITLE POLICY") in the amount of the Purchase Price insuring good and marketable fee simple title to the Property vested in Buyer, free and clear of all

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encumbrances and other exceptions ("TITLE EXCEPTIONS"), excepting only those reasonably approved by Buyer during the Investigation Period (in which event the list of encumbrances and exceptions attached hereto as EXHIBIT "C" as of the execution date of this Agreement (the "PTR") shall be removed and replaced by Escrow Holder with a list of the Title Exceptions so approved by Buyer) or if Buyer fails or refuses to give notice to Seller and Escrow Holder during the Investigation Period regarding which Title Exceptions are approved by Buyer, then the list of encumbrances and exceptions attached hereto as EXHIBIT "C" on the date of execution of this Agreement by both parties shall be deemed approved by Buyer) and the matters set forth in the instruments to be recorded pursuant to this Agreement at the Close of Escrow. The Title Policy shall provide full coverage against mechanics' and materialmens' liens and shall be endorsed to include, to the extent required by Buyer, CLTA 100 (modified for an owner), 101.4, 103.7, 116, 116.1, 116.4, 116.7 and such other endorsements as Buyer may reasonably require, including without limitation, any endorsements required as a condition to Buyer's approval of any Title Exceptions (the "ENDORSEMENTS"). Notwithstanding the foregoing, Buyer shall be deemed to have approved all liens to secure payment of general and special real property taxes not delinquent and the lien of supplemental taxes assessed pursuant to Chapter 3.5 commencing with
Section 75 of the California Revenue and Taxation Code. Anything contained herein to the contrary notwithstanding and notwithstanding any approval or consent given by Buyer hereunder, Seller shall acquire title to the Property prior to the Close of Escrow and shall cause the exceptions to title shown as items 13 through 19, inclusive, on the PTR and all mortgages, deeds of trust and other monetary encumbrances in favor of Seller or arising from Seller's actions, including, without limitation, all mechanic's liens related to any work commenced or requested by Seller prior to the Close of Escrow, to be released and reconveyed from the Property on or prior to the Close of Escrow and shall cause the Title Company to insure title to the Property as vested in Buyer without any exception for such matters.

      10.   Eminent Domain or Taking; Casually.

            10.1   Eminent Domain.

                  10.1.1 Taking. If, prior to the Close of Escrow, any portion of the Property is taken by eminent domain or otherwise (or is the subject of a pending, threatened or contemplated taking which has not been consummated), then Buyer shall have the option, in its sole and absolute discretion, to terminate such Escrow and this Agreement upon written notice to Seller and Escrow Holder given not later than ten (10) days after Buyer is notified of such taking.

                  10.1.2 Election to Terminate. If Buyer elects to terminate such Escrow and this Agreement, then Escrow Holder shall promptly thereafter return to each party all funds and documents deposited by that party into such Escrow, including the return of the Deposits to Buyer and all interest earned thereon, and neither party shall have any further rights or obligations hereunder with respect to such Escrow or this Agreement, except the payment of escrow cancellation fees which shall be borne equally by the parties and title company costs which shall be borne by Seller.

                  10.1.3 Election to Proceed. If Buyer does not elect to terminate this Agreement, then Seller shall assign and turnover, effective upon the Close of Escrow, and Buyer shall be entitled to receive and keep, all awards made by the condemning authority for the taking of the Property which accrue to Seller and the parties shall proceed to close such Escrow pursuant to the terms hereof, without modification of the terms of this Agreement and without any reduction in the Purchase Price. Unless or until such Escrow and this Agreement are terminated, Seller shall take no action with respect to any eminent domain proceeding with respect to the Property without the prior written consent of Buyer.

            10.2 Casualty.

                  10.2.1 Damage or Destruction. In the event any of the Property is damaged and/or destroyed by fire or other casualty prior to the Close of Escrow, and the cost to repair and/or restore such damage and/or destruction exceeds One Hundred Thousand Dollars ($100,000.00), then Buyer shall have the option, in its sole and absolute discretion, to terminate the Escrow and this Agreement upon written notice to Seller and Escrow Holder given not later than ten (10) days after Buyer is notified of such occurrence and of the cost of such repair and/or restoration.

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                  10.2.2 Election to Terminate. If Buyer elects to terminate the
Escrow and this Agreement under Section 10.2.1, then Escrow Holder shall promptly thereafter return to each party all funds and documents deposited by that party into such Escrow, including the return of the Deposits to Buyer and all interest earned thereon, and neither party shall have any further rights or obligations hereunder with respect to the Escrow or this Agreement, except that Buyer and Seller shall each pay one-half (1/2) of any Escrow cancellation fee and Seller shall pay any Title Company cancellation charge.

                  10.2.3 Election to Proceed. In the event any of the Property is damaged and/or destroyed by fire or other casualty prior to the Close of Escrow where (a) the cost to repair and/or restore such damage and/or destruction does not exceed One Hundred Thousand Dollars ($100,000.00), or (b) the cost to repair and/or restore such damage and/or destruction exceeds One Hundred Thousand Dollars ($100,000.00), but Buyer does not terminate the Escrow and this Agreement pursuant to Section 10.2.1, then Seller shall assign and turn over, effective upon the Close of Escrow, and Buyer shall be entitled to receive and keep, all insurance proceeds on account of such damage and/or destruction, and the parties shall proceed to close the Escrow pursuant to the terms hereof, without modification of the terms of this Agreement and without any reduction in the Purchase Price; provided, however, that Buyer shall receive a credit against the Purchase Price for any cost of repair not covered by such insurance (whether by reason of insurance deductible, co-insurance, uninsured casualty or otherwise).

                  10.2.4 Settlement of Claim. Unless and until the Escrow and this Agreement are terminated, Seller shall take no action with respect to any insurance applicable to such damage and/or destruction without the prior written consent of Buyer.

      11.   Escrow Provisions.

            11.1 General Provisions. Notwithstanding anything to the contrary contained in this Agreement, the General Provisions of Escrow Holder attached hereto as EXHIBIT "E" are incorporated by reference to the extent they are not inconsistent with the provisions of this Agreement. If there is any inconsistency between the provisions of those General Provisions and any of the provisions of this Agreement, then the provisions of this Agreement shall control. If any requirements relating to the duties or obligations of Escrow Holder are unacceptable to Escrow Holder, or if Escrow Holder requires additional instructions, then the parties agree to make any deletions, substitutions and additions as Buyer and Seller shall mutually approve and which do not materially alter the terms of this Agreement. Any supplemental instructions shall be signed only as an accommodation to Escrow Holder and shall not be deemed to modify or amend the rights of Buyer or Seller as between Buyer and Seller unless the supplemental instructions expressly so provide.

            11.2  Prorations.

                  11.2.1 Taxes and Assessments. Real property taxes and assessments on the Property shall be prorated between Buyer and Seller as of the Close of Escrow based on the actual number of days in the month the transfer occurs and the most current statement available to Escrow Holder. If any supplemental real estate taxes are levied for any period preceding the Close of Escrow and the bill for such supplemental taxes is received after the Close of Escrow, then the parties will, immediately after issuance of the supplemental real estate tax bill, prorate between themselves, in cash, without interest and to the date of the Close of Escrow, the supplemental real estate taxes shown by the bill; provided, however, that interest shall accrue on the amount so due at the rate per annum of two percent (2%) over the "prime rate" (as announced from time to time in the Wall Street Journal) from the date demand is received to the date of payment if payment is not made within ten (10) business days after demand therefor is received.

                  11.2.2 Utility Charges. Seller shall cause all the utility meters to be read as of the date of the Close of Escrow and will be responsible for the cost of all utilities used prior to the Close of Escrow.

                  11.2.3 Other Apportionments. Annual or periodic permit and/or inspection fees and other recurring costs associated with the Property (calculated on the basis of the period covered) shall be apportioned as of the Close of Escrow.

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                  11.2.4 Closing Statement. Escrow Holder shall prepare and
Seller and Buyer shall jointly approve, execute and deliver to Escrow Holder prior to the Close of Escrow a closing statement (the "CLOSING STATEMENT") for the transaction contemplated by this Agreement.

                  11.2.5 Post-Closing Reconciliation. If any of the aforesaid prorations cannot be definitely calculated as of the Close of Escrow, then Escrow Holder shall estimate such prorations in the Closing Statement at the Close of Escrow and definitely calculated as soon after the Close of Escrow as feasible. Either party owing the other party a sum of money based upon such subsequent proration(s) shall promptly pay such sum to the other party in cash without interest; provided, however, that interest shall accrue on the amount so due at the rate per annum of two percent (2%) over the "prime rate" (as announced from time to time in the Wall Street Journal) from the date demand is received to the date of payment if payment is not made within ten (10) business days after demand therefor is received.

            11.3 Payment of Costs. Seller shall pay the documentary transfer tax or similar tax imposed in connection with the transfer of title whether determined by the value of the consideration given by Buyer or otherwise. Seller shall also pay for the Preliminary Report, the CLTA portion of the premium for the Title Policy and any prepayment fee or other charge payable in connection with any payoff of monetary encumbrances. Buyer shall pay any additional premium necessary to obtain the Title Policy in ALTA form, the cost of all Endorsements and the cost of the ALTA survey. Seller and Buyer shall each pay one-half (1/2) of all recording fees and all Escrow fees and costs. All other costs and charges of the Escrow not otherwise provided for in this Agreement shall be allocated in accordance with the closing customs for the County where the Property is located. Buyer and Seller shall each be responsible for their respective legal fees to negotiate, execute and implement this Agreement. Escrow Holder shall notify Buyer and Seller of their respective shares of such fees and costs at least three (3) business days prior to the Close of Escrow.

            11.4 Recordation of Documents. When all of the conditions of Section 4 and Section 5 has been satisfied or waived, Escrow Holder shall cause the Grant Deed to be recorded in the Official Records.

            11.5  Delivery.  Upon the Close of Escrow, Escrow Holder shall:

                  11.5.1 Original Documents. Deliver to Buyer the original IRC Affidavit, the original Form 590 and the original Assignment, with a copy of each document to Seller;

                  11.5.2 Purchase Price. Deliver to Seller all amounts deposited in Escrow by Buyer in payment of the Purchase Price, less Seller's share of Escrow closing costs and prorations;

                  11.5.3 Closing Statement. A counterpart of the Closing Statement executed by Buyer to Seller, and a counterpart of the Closing Statement executed by Seller to Buyer;

                  11.5.4 Keys and Permits. To the extent not delivered directly to Buyer by Seller, the keys, licenses and permits; and

                  11.5.5 Grant Deed. When the original of the recorded Grant Deed is returned to Buyer, Buyer shall deliver a copy of the document (showing all recording information) to Seller.

            11.6 Performance by Escrow Holder. Escrow Holder is to be concerned only with those paragraphs under this Agreement where Escrow Holder is given instructions to perform certain acts or with those paragraphs where escrow holders generally and reasonably would be expected to act.

            11.7 Possession. Seller shall deliver to Buyer possession of the Property as of the Close of Escrow.

            11.8 Reporting Requirements. Escrow Holder shall comply with all applicable federal, state and local reporting and withholding requirements relating to the close of the

Execution
San Diego, CA (Miramar DistCntr)
transactions contemplated herein. Without limiting the generality of the foregoing, to the extent the transactions contemplated by this Agreement involve a real estate transaction within the purview of Section 6045 of the Internal Revenue Code of 1986, as amended (the "INTERNAL REVENUE CODE"), Escrow Holder shall have sole responsibility to comply with the requirements of Section 6045 of the Internal Revenue Code (and any similar requirements imposed by state or local law). For purposes hereof, Seller's tax identification number is 38-16239000. Escrow Holder shall hold Buyer, Seller and their counsel free and harmless from and against any and all liability, claims, demands, damages and costs, including reasonable attorney's fees and other litigation expenses, arising or resulting from the failure or refusal of Escrow Holder to comply with such reporting requirements.

      12. Representations and Warranties of Buyer. Buyer represents and warrants as of the date of this Agreement and again as of the Close of Escrow that, except as disclosed to Seller in writing:

            12.1 Corporate Status. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, in good standing and qualified to do business in California and has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby.

            12.2 Authorization. The execution and delivery of this Agreement by Buyer and the consummation by Buyer of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Buyer. The consummation of the transactions contemplated by this Agreement will not violate any provisions of Buyer's Articles of Incorporation, or its Bylaws, or any other agreement to which it is a party. This Agreement has been duly executed and delivered by Buyer and constitutes a valid and binding obligation of Buyer enforceable against Buyer in accordance with its terms.

            12.3 Truth of Statements. No representation, warranty or statement of Buyer in this Agreement contains any untrue statement of a material fact.

      13. Representations and Warranties of Seller. Seller represents and warrants as of the date of this Agreement and again as of the Close of Escrow that, except as disclosed to Buyer in writing:

            13.1 Corporate Status. Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Michigan, in good standing and qualified to do business in California and has the requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby.

            13.2 Authorization. The execution and delivery of this Agreement by Seller and the consummation by Seller of the transactions contemplated hereby have been duly authorized by all necessary action on the part of Seller. The consummation of the transactions contemplated by this Agreement will not violate any provisions of Seller's Articles of Incorporation or any other agreement to which it is a party. This Agreement has been duly executed and delivered by Seller and constitutes a valid and binding obligation of Seller enforceable against Seller in accordance with its terms.

            13.3 Further Actions. Between the date of this Agreement and the Close of Escrow, Seller will not (a) sell, lease or otherwise dispose of or encumber its fee interest in the Property or any portion thereof or (b) enter into any contract affecting the Property, or any amendment thereof, that would survive the Close of Escrow. Seller shall give notice of termination on the Close of Escrow to all contracts and other agreements affecting the Property other than those contracts and other agreements which Buyer identifies to Seller in writing during the Investigation Period that Buyer desires not to so terminate. Buyer acknowledges that one or more of such contracts or agreements may contain notice periods which must expire prior to effective termination of the affected contract or agreement and Buyer agrees to recognize and honor such notice periods up to a maximum period of sixty (60) days.

            13.4 Impairment. Between the date of this Agreement and the Close of Escrow, Seller shall not do or fail to do, or suffer to be done or not done, any act, omission or thing which would impair the value of the Property. Through the Close of Escrow, Seller shall maintain or

Execution
San Diego, CA (Miramar DistCntr)
cause to be maintained, at Seller's sole cost and expense, and each in the amount and form maintained by Seller prior to the date of this Agreement, a policy or policies of insurance covering damage or destruction of the Improvements and providing workers' compensation and employers' liability insurance, commercial general liability insurance, and automobile liability insurance.

            13.5 Pending Assessments. To the best of Seller's actual knowledge without inquiry, there are not presently pending any special assessments against the Property or any part thereof nor has Seller received any notice of any special assessments or condemnation actions being contemplated.

            13.6 Pending Actions. To the best of Seller's actual knowledge without inquiry, there are no actions, suits, material claims, legal proceedings or any other proceedings pending or threatened before any court, tribunal or agency, affecting the Property.

            13.7 Eminent Domain. To the best of Seller's actual knowledge without inquiry, there are no pending eminent domain proceedings and Seller has not received any written notice of any threatened eminent domain proceedings which affect the Property.

            13.8 Hazardous Materials. To the best of Seller's actual knowledge without inquiry, Seller has not and does not, whether temporarily or permanently, keep at or upon the Property, or permit anyone else to keep at the Property, any regulated or dangerous chemical or other dangerous substance or any hazardous or toxic substance (collectively, a "CONTROLLED MATERIAL") and, to the best of Seller's actual knowledge without inquiry, no Controlled Material has at any time been kept at or upon the Property, temporarily or permanently, or have been kept at any nearby or adjacent property in such a manner as has or may cause such Controlled Material to invade the surface or subsurface (including groundwater) of the Property. The term "DANGEROUS SUBSTANCE" as used herein means those substances which Buyer would be required by law to remove from the Property after acquiring ownership thereof.

            13.9 Compliance. To the best of Seller's actual knowledge without inquiry, (a) Seller has received no notice that the Property or its current use and operation are not in compliance with applicable laws, rules, permits and regulations or any private covenants, conditions and restrictions and (b) Seller has received no notice that all licenses, permits, variances, easements and approvals, including, without limitation, final certificates of occupancy (or the equivalent) necessary for the current use, operation and occupancy of the Property have not been issued or are not in effect.

            13.10 True and Complete Copies. To the best of Seller's actual knowledge without inquiry, the Seller's Information made available to Buyer for review included true and complete copies of all information related to the Property in Seller's possession or control.

            13.11 No Contracts. As of the Close of Escrow there will be no outstanding written or oral contracts made for any improvements to the Property, or for offsite improvements related to the Property, which have not been fully completed and paid for. Seller shall cause to be discharged all mechanics' and materialmen's liens arising from any labor or materials furnished to the Property at Seller's direction or request prior to the Close of Escrow.

            13.12 No Occupancy Agreements. Seller has not entered into any, and to the best of Seller's actual knowledge without inquiry there are no, leases, rental agreements, or other arrangements for the use or occupancy of the Property, or any portion thereof, which will survive the Close of Escrow.

            13.13 Truth of Statements. No representation, warranty or statement of Seller in this Agreement contains any untrue statement of a material fact.

      Between the date of this Agreement and the Close of Escrow, Seller shall, upon learning of any fact or condition which would cause any of the representations, warranties or statements of Seller set forth in this Agreement not to be true as of the Close of Escrow, immediately give Buyer written notice of such fact or condition.

Execution
San Diego, CA (Miramar DistCntr)

        14. Failure to Close Escrow.

            14.1 Cancellation of Escrow. If the Close of Escrow fails to occur because of either party's default, then the defaulting party shall pay all Escrow cancellation and Title Company charges.

            14.2 Seller's Default. If the Close of Escrow fails to occur solely because of a default by Seller under this Agreement, then Escrow Holder shall immediately return to Buyer the Deposits and all other amounts deposited into Escrow by Buyer, together with all interest earned thereon. Escrow Holder's return of the Deposits to Buyer shall constitute Buyer's sole remedy for Seller's default excepting only Buyer's right to proceed thereafter against Seller with an action seeking specific performance with respect to this Agreement.

            14.3 BUYER'S DEFAULT. IF THE CLOSE OF ESCROW FAILS TO OCCUR SOLELY BECAUSE OF A DEFAULT BY BUYER UNDER THIS AGREEMENT, THEN SELLER MAY UNILATERALLY INSTRUCT ESCROW HOLDER TO CANCEL THE ESCROW AND SELLER SHALL THEREUPON BE RELEASED FROM ITS OBLIGATIONS HEREUNDER. BUYER AND SELLER AGREE THAT BASED UPON THE CIRCUMSTANCES NOW EXISTING, KNOWN AND UNKNOWN, IT WOULD BE IMPRACTICAL OR EXTREMELY DIFFICULT TO ESTABLISH SELLER'S DAMAGES BY REASON OF BUYER'S DEFAULT. ACCORDINGLY, BUYER AND SELLER AGREE THAT IT WOULD BE REASONABLE AT SUCH TIME TO AWARD SELLER "LIQUIDATED DAMAGES" EQUAL TO THE AMOUNT OF THE DEPOSITS AND ALL INTEREST EARNED THEREON. SELLER AND BUYER ACKNOWLEDGE AND AGREE THAT THE FOREGOING AMOUNT IS REASONABLE AS LIQUIDATED DAMAGES AND SHALL BE SELLER'S SOLE AND EXCLUSIVE REMEDY IN LIEU OF ANY OTHER RELIEF, RIGHT OR REMEDY, AT LAW OR IN EQUITY, TO WHICH SELLER MIGHT OTHERWISE BE ENTITLED BY REASON OF BUYER'S DEFAULT.

            ACCORDINGLY, PROMPTLY FOLLOWING ESCROW HOLDER'S RECEIPT OF SELLER'S UNILATERAL INSTRUCTION TO TERMINATE THE ESCROW, ESCROW HOLDER SHALL CANCEL THE ESCROW AND DISBURSE THE DEPOSITS AND INTEREST EARNED THEREON TO SELLER. FOR THE PURPOSE OF THE FOREGOING PROVISIONS OF THIS SECTION 14.3, BUYER SHALL BE DEEMED TO HAVE COMMITTED A MATERIAL DEFAULT UNDER THIS AGREEMENT AT THE TIME BUYER IS IN FACT IN DEFAULT AND/OR BUYER NOTIFIES SELLER OF BUYER'S ELECTION TO TERMINATE THIS AGREEMENT AND THE ESCROW AT A TIME WHEN BUYER DOES NOT HAVE THE RIGHT UNDER THE TERMS OF THIS AGREEMENT TO SO TERMINATE THIS AGREEMENT OR THE ESCROW.

      WITHOUT LIMITING THE FOREGOING PROVISIONS OF THIS SECTION, SELLER WAIVES ANY AND ALL RIGHTS WHICH SELLER OTHERWISE WOULD HAVE UNDER CALIFORNIA CIVIL CODE
SECTION 3389 TO SPECIFICALLY ENFORCE THIS AGREEMENT. SELLER AND BUYER EACH ACKNOWLEDGE THAT THEY HAVE READ AND UNDERSTAND THE PROVISIONS OF THIS SECTION
14.3 AND BY THEIR SIGNATURES IMMEDIATELY BELOW AGREE TO BE BOUND BY ITS TERMS.

SELLER:                                   BUYER:

THE VONS COMPANIES, INC.,                 PACIFIC GULF PROPERTIES, INC.
a Michigan corporation                    a Maryland corporation

By: /s/ DONALD J. HOWARD                  By:  /s/ DONALD G. HERRMAN
   -------------------------------           -----------------------------------
Print Name: DONALD J. HOWARD              Print Name: DONALD G. HERRMAN
          ------------------------                   ---------------------------
Its:  SR. VICE-PRES                       Its: EVP
    ------------------------------            ----------------------------------



By: /s/ PATRICIA A. WEIMER                By: /s/ LONNIE NADAL
   -------------------------------           -----------------------------------
Print Name: PATRICIA A. WEIMER            Print Name: LONNIE NADAL
          ------------------------                   ---------------------------
Its:        ASSISTANT SECRETARY           Its: S.V.P.
    ------------------------------            ----------------------------------


Execution
San Diego, CA (Miramar DistCntr)

            14.4 Non-Default Failure to Close. If the Close of escrow fails to occur for any reason other than the default of Buyer or Seller under this Agreement, then this Agreement shall terminate and Escrow Holder shall promptly return to each party all monies, documents and other items deposited in Escrow, including the Deposits and all interest earned thereon. In such event, Buyer and Seller shall each pay one-half (1/2) of any Escrow cancellation charge and Seller shall pay any Title Company cancellation charge, unless otherwise expressly provided herein. Buyer and Seller will promptly sign and deliver to Escrow Holder any Escrow cancellation instructions required hereunder.

      15.  Miscellaneous Provisions.

            15.1 Approvals and Notices. All approvals, notices or other communications required or permitted hereunder shall be in writing, and shall be delivered only by overnight commercial carrier or sent by registered or certified mail, postage prepaid, return receipt requested, and shall be deemed effective upon the earlier of (a) if delivered by overnight commercial carrier, one business day following the receipt of such communication by such carrier from the sender, as shown on the sender's delivery receipt from such carrier; or
(b) if mailed, on the date of delivery as shown by the sender's registry or certification receipt.

            Notice of change of address shall be given by written notice in the manner detailed in this Section. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given shall be deemed to constitute receipt of the approval, notice, demand, request or communication sent.

      To Seller:   The Vons Companies, Inc.
                   618 Michillinda Avenue
                   Arcadia, California 91007-1734
                   Attention: Legal Department
                   (818) 821-7009 (telephone)
                   (818) 821-7914 (telecopier)

      To Buyer:    Pacific Gulf Properties Inc.
                   363 San Miguel Drive
                   Newport Beach, California 92660-7805
                   Attention: Lonnie P. Nadal
                   (714) 721-2700 (telephone)
                   (714) 719-1955 (telecopier)

            15.2 Attorneys' Fees. If Buyer or Seller shall institute any legal proceeding against the other in connection with any controversy related to, concerning or arising out of this transaction, to enforce or interpret any of the terms or provisions of this Agreement or the Escrow, or in connection with the Property, then the prevailing party, (as determined by the court, agency or other authority before which such suit or proceeding is commenced) whether in court, through arbitration, or by way of out-of-court settlement, shall be entitled, in addition to damages, injunctive relief or other relief, to recover from the non-prevailing party such prevailing party's attorneys' fees, court costs, expert witness fees and other expenses relating to such controversy, including, without limitation, attorneys' fees, expenses and costs of investigation incurred in appellate proceedings, in establishing the right to indemnification, or in any action or participation in, or in connection with, any case or proceeding under Chapter 7, 11 or 13 of the Bankruptcy Code, 11 United States Code Section 101 et seq., or any successor statutes.

            15.3 Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of Buyer and Seller and their respective heirs, personal representatives, successors and assigns.

            15.4 Brokers' Commissions. Each party warrants to the other that it has not incurred any obligation for finders' fees or brokers' commissions or other similar payment in connection with this transaction. Each party agrees to defend and hold harmless the other from any claim to any commission or fee resulting from any action on its part.

Execution
San Diego, CA (Miramar DistCntr)

            15.5 Captions. The captions and Section numbers used in this Agreement are for the purpose of convenience and for reference only and shall not be construed to define, limit or extend the scope or meaning of any part of this Agreement. All references to Section numbers refer to Sections in this Agreement.

            15.6 Computation of Time. The time in which any act is to be done under this Agreement is computed by excluding the first (1st) day (such as the day Escrow opens), and including the last day, unless the last day is a holiday or Saturday or Sunday, and then that day is also excluded.

            15.7 Counterparts. This Agreement may be signed in counterparts, each of which shall be deemed an original, but all of which shall constitute but one document. Escrow Holder may remove the signature page from a counterpart and attach such page to another counterpart in order to obtain a complete, executed original of this Agreement.

            15.8 Delivery. This Agreement shall only become effective and binding upon both parties' execution hereof and delivery of a signed copy to Escrow Holder.

            15.9 Entire Agreement. This Agreement is the entire agreement between the parties and supersedes any prior agreements, representations, negotiations or correspondence between the parties except as expressed herein. All prior or contemporaneous agreements, understandings, representations and statements, oral or written, are merged into this Agreement and shall be of no further force or effect.

            15.10 Exhibits. All exhibits, amendments, riders and addenda attached hereto are incorporated herein and made a part hereof.

            15.11 Further Assurances. The parties agree to promptly sign all documents reasonably required to give effect to the provisions of this Agreement and the Escrow.

            15.12 Gender; Singular, Plural. When the context of this Agreement requires, the neuter gender includes the masculine, the feminine, partnership, corporation, joint venture or trust, and the singular includes the plural.

            15.13 Interpretation. This Agreement shall be construed and enforced in accordance with the laws of the State of California. Should any provision of this Agreement require interpretation by a court of law, the parties agree that the court interpreting or construing this Agreement shall not apply a presumption that the terms shall be more strictly construed against one party by reason of the rule of construction that a document is to be construed more strictly against the party who by itself or through its agent prepared such document, it being agreed that the agents of the parties have participated in the preparation of this Agreement.

            15.14 Modifications. Any alteration, change or modification of or to this Agreement, in order to become effective, shall be in writing and in each instance signed on behalf of each party.

            15.15 Nondisclosure. Seller and Buyer acknowledge that they have exchanged information of a confidential nature and that the transaction contemplated hereby is of a confidential nature. Up to the Close of Escrow, all information given by any party hereto to the other shall be used only for the purposes hereof and the transaction contemplated hereby and not disclosed except as hereinafter set forth unless such data or information has been published or is a matter of public knowledge or is required to be disclosed by laws or legal process or is required for the conduct of the business of the recipient thereof in the ordinary course of such business.

            15.16 No Merger. The obligations herein contained shall not merge with the transfer of title but shall remain in effect until fulfilled.

            15.17 Riders. If any provisions contained in an exhibit, amendment, rider or addendum to this Agreement is inconsistent with any other provision herein, the provision contained in such exhibit, amendment, rider or addendum shall control, unless otherwise provided.

Execution
San Diego, CA (Miramar DistCntr)

            15.18 Severability. If any one or more of the provisions contained herein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not effect any other provision of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provision had not been contained herein.

            15.19 Survival. All of the representations, warranties, covenants, agreements and obligations of each party under this Agreement shall be true and correct as of the Close of Escrow as though made at that time and shall survive the Close of Escrow.

            15.20 Time. Time is of the essence with respect to the performance of each term, condition and covenant of this Agreement.

            15.21 Waiver. A waiver by either party of a breach of any of the covenants, conditions or agreements under this Agreement to be performed by the other party shall not be construed as a waiver of any succeeding breach of the same or other covenants, agreements, restrictions or conditions of this Agreement.

            15.22 REIT. Buyer hereby advises Seller that Buyer is qualified as a real estate investment trust under the provisions of the Internal Revenue Code , and that, by reason thereof, the maintaining of such status and the avoiding of any activity which might cause a penalty tax to be applied is of material concern to Buyer. Accordingly, Seller agrees to cooperate with Buyer in reviewing any modification or amendment to this Agreement requested by Buyer prior to the Closing that Buyer asserts may be necessary for Buyer to maintain its status as a real estate investment trust or in order for Buyer to avoid a penalty tax; provided, however, that Seller shall be under no obligation to accept or approve any such modification or amendment, any one or all of which Seller may decline in Seller's sole, absolute and arbitrary discretion. If Seller declines any modification or amendment proposed by Buyer in Buyer's good faith exercise of its reasonable business judgment as necessary to maintain Buyer's status as a real estate investment

Execution
San Diego, CA (Miramar DistCntr)
trust or to avoid a penalty then Buyer may terminate this agreement by written notice delivered to Seller and Escrow Holder prior to the Closing and such termination shall be deemed a non-default failure to close under Section 14.4.

      IN WITNESS WHEREOF, Seller and Buyer have executed this Agreement as of the day and year first above written.

SELLER:

THE VONS COMPANIES, INC.,
a Michigan corporation

By:  /s/ DONALD J. HOWARD
   ----------------------------------
Print Name: DONALD J. HOWARD
           --------------------------
Its: SR. VICE-PRES.
    ---------------------------------

By: /s/ PATRICIA A. WEIMER
   ----------------------------------
Print Name: PATRICIA A. WEIMER
           --------------------------
Its:        ASSISTANT SECRETARY
    ---------------------------------


BUYER:


PACIFIC GULF PROPERTIES INC.,
a Maryland corporation


By: /s/ DONALD G. HERMAN
   ----------------------------------
Print Name: DONALD G. HERMAN
           --------------------------
Its: EVP
    ---------------------------------


By: [SIG]
   ----------------------------------
Print Name:
           --------------------------
Its: S.V.P.
    ---------------------------------


Acceptance by Escrow Holder:

      First American Title Insurance Company hereby acknowledges that it has received a fully executed counterpart of the foregoing Agreement for Purchase and Sale of Real Property and Joint Escrow Instructions and agrees to act as Escrow Holder thereunder and to be bound by and perform the terms thereof as such terms apply to Escrow Holder.

Dated: __________, 1996       FIRST AMERICAN TITLE INSURANCE COMPANY,
                              a ____________ corporation

                              By:
                                  -------------------------------------
                              Print Name:
                                         ------------------------------
                              Its:
                                  -------------------------------------



Execution
San Diego, CA (Miramar DistCntr)

                                   EXHIBIT "A"
                        LEGAL DESCRIPTION OF THE PROPERTY

      All of that certain real property located in the State of California, County of San Diego, and described as follows:

      Parcel A and Parcel B of Parcel Map No. 927, in the City of San Diego, County of San Diego, State of California, filed in the Office of the County Recorder of San Diego County, August 7, 1972, as File No. 206523 of Official Records.

                                   EXHIBIT "B"

RECORDING REQUESTED BY:

First American Title Insurance Company
114 East Fifth Street
Santa Ana, California

AND WHEN RECORDED RETURN TO:

Pacific Gulf Properties Inc.
363 San Miguel Drive, Suite 100
Newport Beach, California 92660-7805
Attention: Mr. Lonnie P. Nadal

MAIL TAX STATEMENTS TO:

Pacific Gulf Properties Inc.
363 San Miguel Drive, Suite 100
Newport Beach, California 92660-7805
Attention: Mr. Lonnie P. Nadal

                                                 (This Space for Recorder's Use)
--------------------------------------------------------------------------------

   In accordance with Section 11932 of the California Revenue and Taxation Code, Grantor has declared the amount of the transfer tax which is due by a separate statement which is not being recorded with this Grant Deed.

                                   GRANT DEED

        FOR VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, THE VONS COMPANIES, INC., a Michigan corporation ("Grantor"), hereby grants to PACIFIC GULF PROPERTIES INC., a Maryland corporation ("Grantee"), the real property (the "Land") located in the City of San Diego, County of San Diego, State of California, as more particularly described in Exhibit A attached hereto and by this reference incorporated herein, together with all right, title and interest of Grantor in and to all buildings and improvements now located or hereafter constructed on the Land, subject to all matters of record as of the date hereof.

        IN WITNESS WHEREOF, Grantor has executed this Grant Deed as of ________, 1996.

  THE VONS COMPANIES, INC.,
  a Michigan corporation

  By:
     -----------------------------
  Print Name:
             ---------------------
  Its:
      ----------------------------


  By:
     -----------------------------
  Print Name:
             ---------------------
  Its:
      ----------------------------

                       DECLARATION OF DOCUMENTARY TRANSFER

                                  DO NOT RECORD

County Recorder
San Diego County, California

      It is hereby requested that this Declaration of Documentary Transfer Tax not be recorded with the attached Grant Deed, but be affixed to the Grant Deed after it is recorded and before it is returned.

      The Grant Deed names THE VONS COMPANIES, INC., a Michigan corporation, as Grantor, and PACIFIC GULF PROPERTIES INC., a Maryland corporation, as Grantee. The property being transferred is located in the City of San Diego, County of San Diego, State of California. The Assessor's Parcel No. is __________________.

      The undersigned Grantor hereby declares that the amount of Documentary Transfer Tax due on the attached Grant Deed is $___________, computed on the full value of the interest or property conveyed.

      I declare under penalty of perjury that the foregoing is true and correct.

THE VONS COMPANIES, INC.,
a Michigan corporation

By:
    -------------------------------------
Print Name:
           ------------------------------
Its:
     ------------------------------------


By:
    -------------------------------------
Print Name:
           ------------------------------
Its:
     ------------------------------------


Execution
San Diego, CA (Miramar)

                                  EXHIBIT "C"

                                TITLE EXCEPTIONS


1. GENERAL AND SPECIAL TAXES FOR THE FISCAL YEAR 1996-1997, A LIEN, NOT YET PAYABLE.

2. THE LIEN OF SUPPLEMENTAL TAXES OR ASSESSMENTS, IF ANY, ASSESSED PURSUANT TO CHAPTER 3.5 COMMENCING WITH SECTION 75 OF THE CALIFORNIA REVENUE AND TAXATION CODE AND ANY OTHER APPLICABLE STATUTES OF THE CALIFORNIA REVENUE AND TAXATION CODE.

3.    SUPPLEMENTAL TAXES:
      ------------------

      THE REQUIREMENT THAT THIS COMPANY BE FURNISHED WITH ALL SUPPLEMENTAL TAX BILLS, IF ANY, FROM THE OWNER OF THE HEREIN DESCRIBED PROPERTY BEFORE CLOSE OF ESCROW

4. A NON-EXCLUSIVE EASEMENT FOR THE CONSTRUCTION, OPERATION, MAINTENANCE AND REPAIR OF A PUBLIC SEWER OR SEWERS TOGETHER WITH THE RIGHT OF INGRESS AND EGRESS AND INCIDENTAL PURPOSES IN FAVOR OF THE CITY OF SAN DIEGO, RECORDED JANUARY 3, 1961 AS FILE NO. 286 OF OFFICIAL RECORDS, DESCRIBED AS FOLLOWS:

      PARCEL 1:
      ---------

      THAT PORTION OF THE WESTERLY 10.00 FEET OF THE NORTHWEST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 11, TOWNSHIP 15 SOUTH, RANGE 3 WEST, SAN BERNARDINO BASE AND MERIDIAN, IN THE CITY OF SAN DIEGO, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, ACCORDING TO UNITED STATES GOVERNMENT SURVEY, APPROVED FEBRUARY 19, 1883, LYING NORTHERLY OF A LINE DESCRIBED AS
      FOLLOWS:


      COMMENCING AT THE NORTHWEST CORNER OF THE NORTHWEST QUARTER OF THE SOUTHEAST QUARTER OF SAID SECTION 11; THENCE SOUTH 01 DEGREES 08'10" EAST, ALONG THE WESTERLY LINE OF SAID NORTHWEST QUARTER, 1,241.42 FEET TO A CORNER IN THE BOUNDARY OF LAND DESCRIBED IN DEED TO TITLE INSURANCE AND TRUST COMPANY, A CORPORATION, RECORDED APRIL 22, 1960 AS FILE NO. 33502 OF OFFICIAL RECORDS; THENCE NORTH 70 DEGREES 06'49" EAST, ALONG THE BOUNDARY OF SAID LAND.

      AND FOR THE CONSIDERATION STATED ABOVE, IT IS MUTUALLY UNDERSTOOD AND AGREED THAT THE GRANTEE HEREIN, OR ITS LAWFUL REPRESENTATIVES, SHALL HAVE THE PRIVILEGE AND RIGHT OF TEMPORARY USE OF A STRIP OF LAND 20.0 FEET IN WIDTH, LYING CONTIGUOUS TO AND EASTERLY OF THE ABOVE DESCRIBED EASEMENT, FOR THE PURPOSE OF CONSTRUCTION OF THE SEWER MAIN HEREBY CONTEMPLATED, THIS PRIVILEGE AND RIGHT SHALL BE IN FORCE AND CONTINUE DURING CONSTRUCTION OF THE SEWER MAIN, AND IS TO CLOSE AND TERMINATE UPON THE COMPLETION OF THE CONTRACT THEREFOR. TOGETHER WITH A PERMANENT EASEMENT AND RIGHT OF WAY FOR EARTH EMBANKMENT SLOPE OR SLOPES AND THE RIGHT TO PLACE AND MAINTAIN THEREON A DRAINAGE STRUCTURE OR STRUCTURES AND APPURTENANCES THERETO, TOGETHER WITH THE RIGHT OF INGRESS AND EGRESS, OVER, ALONG AND ACROSS ALL THOSE PORTIONS OF FOLLOWING DESCRIBED PARCELS.

      PARCEL 2:
      ---------

      ALL THAT PORTION OF THE NORTHWEST QUARTER OF THE SOUTHEAST QUARTER OF
      SECTION 11, TOWNSHIP 15 SOUTH, RANGE 3 WEST, SAN BERNARDINO BASE AND MERIDIAN, IN THE CITY OF SAN DIEGO, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, ACCORDING TO UNITED STATES GOVERNMENT SURVEY, APPROVED FEBRUARY 19, 1883, LYING WITHIN A STRIP OF LAND 50.00 FEET IN WIDTH, THE WEST LINE OF WHICH IS PARALLEL WITH AND 10.00 FEET EAST OF, MEASURED AT RIGHT ANGLES TO, THE NORTH 200.00 FEET OF THE SOUTH 1,010.03 FEET OF THE WEST LINE OF THE NORTHWEST QUARTER OF THE SOUTHEAST QUARTER OF SAID
      SECTION 11.

      PARCEL 3:
      ---------

      ALL THAT PORTION OF THE NORTHWEST QUARTER OF THE SOUTHEAST QUARTER OF
      SECTION 11, TOWNSHIP 15 SOUTH, RANGE 3 WEST, SAN BERNARDINO BASE AND MERIDIAN, IN THE CITY OF SAN DIEGO, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, ACCORDING TO UNITED STATES GOVERNMENT SURVEY, APPROVED FEBRUARY 19, 1883, LYING WITHIN A STRIP OF LAND 60.00 FEET IN WIDTH, THE WEST LINE OF WHICH IS PARALLEL WITH AND 10.00 FEET EAST OF, MEASURED AT RIGHT ANGLES TO, THE NORTH 240.00 FEET OF THE SOUTH 640.03 FEET OF THE WEST LINE OF THE NORTHWEST QUARTER OF THE SOUTHEAST QUARTER OF SAID
      SECTION 11.


      SAID EASEMENT IS LOCATED AS SHOWN ON ALTA SURVEY PREPARED BY RICK ENGINEERING COMPANY AS PROJECT NUMBER 10223, DATED JUNE 25, 1987, LAST REVISED OCTOBER 23, 1987, A COPY OF WHICH IS ATTACHED HERETO AND MADE A PART HEREOF.

5. A NON-EXCLUSIVE EASEMENT 25.00 FEET IN WIDTH FOR RAILROAD PURPOSES AFFECTING FED-MART INDUSTRIAL PARK, AS GRANTED TO THE CITY OF SAN DIEGO BY THE FILING OF THE MAP OF SAID FED-MART INDUSTRIAL PARK, IN THE CITY OF SAN DIEGO COUNTY RECORDER, AS MAP NO. 6785 ON NOVEMBER 17, 1970, CONVEYED TO ATCHISON, TOPEKA AND SANTA FE RAILWAY COMPANY, OCTOBER 5, 1971, BY QUITCLAIM DEED RECORDED AS INSTRUMENT NO. 228918.

      SAID EASEMENT IS LOCATED AS SHOWN ON ALTA SURVEY PREPARED BY RICK ENGINEERING COMPANY AS PROJECT NUMBER 10223, DATED JUNE 25, 1987, LAST REVISED OCTOBER 23, 1987, A COPY OF WHICH IS ATTACHED HERETO AND MADE A PART HEREOF.

6. A NON-EXCLUSIVE EASEMENT FOR STORM DRAIN AND INCIDENTAL PURPOSES AS DELINEATED AND DESIGNATED ON MAP NO. 6785 AND PARCEL MAP NO. 927, SUBJECT TO ANY TERMS AND CONDITIONS CONTAINED THEREIN.

      AFFECTS:  A STRIP OF LAND 10 FEET WIDE AS SHOWN ON SAID MAPS.

      SAID EASEMENT IS LOCATED AS SHOWN ON ALTA SURVEY PREPARED BY RICK ENGINEERING COMPANY AS PROJECT NUMBER 10223, DATED JUNE 25, 1987, LAST REVISED OCTOBER 23, 1987, A COPY OF WHICH IS ATTACHED HERETO AND MADE A PART HEREOF.

7. A NON-EXCLUSIVE EASEMENT FOR STORM DRAIN AND INCIDENTAL PURPOSES AS DELINEATED AND DESIGNATED ON MAP NO. 6785 AND PARCEL MAP NO. 927, SUBJECT TO ANY TERMS AND CONDITIONS CONTAINED THEREIN.

      AFFECTS:  A STRIP OF LAND 15 FEET WIDE AS SHOWN ON SAID MAPS.

      SAID EASEMENT IS LOCATED AS SHOWN ON ALTA SURVEY PREPARED BY RICK ENGINEERING COMPANY AS PROJECT NUMBER 10223, DATED JUNE 25, 1987, LAST REVISED OCTOBER 23, 1987, A COPY OF WHICH IS ATTACHED HERETO AND MADE A PART HEREOF.

8. A NON-EXCLUSIVE EASEMENT FOR EITHER OR BOTH POLE LINES, UNDERGROUND CONDUITS AND INCIDENTAL PURPOSES TOGETHER WITH THE RIGHT OF INGRESS AND EGRESS IN FAVOR OF SAN DIEGO GAS AND ELECTRIC COMPANY BY INSTRUMENT RECORDED AUGUST 7, 1972 AS FILE NO. 206155 OF OFFICIAL RECORDS, DESCRIBED AS FOLLOWS:

      COMMENCING THE MOST EASTERLY CORNER OF SAID LOT 1; THENCE ALONG THE SOUTHEASTERLY LINE OF SAID LOT 1, SOUTH 55'33'33" WEST, 270.63 FEET; THENCE LEAVING SAID SOUTHEASTERLY LINE NORTH 34[degrees]20'00" WEST,
      161.87 FEET TO THE TRUE POINT OF BEGINNING OF THE CENTER LINE HEREIN DESCRIBED; THENCE FROM SAID TRUE POINT OF BEGINNING AND CONTINUING NORTH 34[degrees]20'00" WEST, 70.34 FEET; THENCE NORTH 5[degrees]37'03" EAST,
      35.00 FEET; THENCE NORTH 28[degrees]42'51" EAST, 246.90 FEET.

        ALSO: BEGINNING "SAID TRUE POINT OF BEGINNING; THENCE SOUTH 34 DEGREES 20'00" EAST, 181.87 FEET.

        ALSO: BEGINNING AT SAID TRUE POINT OF BEGINNING, TRUE POINT OF
        BEGINNING ALSO BEING THE BEGINNING OF A TANGENT 42.30 FOOT RADIUS CURVE, CONCAVE SOUTHERLY; THENCE NORTHWESTERLY AND WESTERLY ALONG THE ARC OF SAID CURVE, THROUGH A CENTRAL ANGLE OF 56 DEGREES 55'00" A DISTANCE OF
        42.03 FEET; THENCE TANGENT TO SAID CURVE SOUTH 88 DEGREES 45'00" WEST,
        527.83 FEET TO THE BEGINNING OF A TANGENT 43.56 FOOT RADIUS CURVE, CONCAVE NORTHEASTERLY; THENCE WESTERLY AND NORTHWESTERLY ALONG THE ARC OF SAID CURVE, THROUGH A CENTRAL ANGLE OF 89 DEGREES 54'12" A DISTANCE OF 68.36 FEET; THENCE NON-TANGENT TO SAID CURVE NORTH 89 DEGREES 39'12" EAST 10.00 FEET.

        SAID EASEMENT IS LOCATED AS SHOWN ON ALTA SURVEY PREPARED BY RICK ENGINEERING COMPANY AS PROJECT NUMBER 10223, DATED JUNE 25, 1987, LAST REVISED OCTOBER 23, 1987, A COPY OF WHICH IS ATTACHED HERETO AND MADE A PART HEREOF.

 9. A NON-EXCLUSIVE EASEMENT AND RIGHT OF WAY FOR VEHICULAR INGRESS AND EGRESS TO SAID PARCEL C AND INCIDENTAL PURPOSES AS GRANTED BY INSTRUMENT RECORDED AUGUST 31, 1978 AS FILE NO. 78-371857 OF OFFICIAL RECORDS, AND THE RIGHT OF OTHERS TO USE SAID EASEMENT AS CONVEYED OR RESERVED IN VARIOUS OTHER INSTRUMENTS OF RECORD, OVER, UNDER, ALONG AND ACROSS THAT PORTION OF PARCEL B OF SAID PARCEL MAP NO. 927 LYING BETWEEN PARCEL D OF SAID PARCEL MAP NO. 927 AND SAID PARCEL C, LYING SOUTHEASTERLY OF THE SOUTHEASTERLY LINE OF THAT STRIP OF LAND SHOWN AND DESIGNATED AS "25' EASEMENT FOR RAILROAD".


        SAID EASEMENT IS LOCATED AS SHOWN ON ALTA SURVEY PREPARED BY RICK ENGINEERING COMPANY AS PROJECT NUMBER 10223, DATED JUNE 25, 1987, LAST REVISED OCTOBER 23, 1987, A COPY OF WHICH IS ATTACHED HERETO AND MADE A PART HEREOF.

10. A NON-EXCLUSIVE EASEMENT AND RIGHT OF WAY FOR VEHICULAR INGRESS AND EGRESS TO PARCEL D AND INCIDENTAL PURPOSES AS GRANTED BY INSTRUMENT RECORDED AUGUST 31, 1978 AS FILE NO. 78-371856 OF OFFICIAL RECORDS, AND THE RIGHT OF OTHERS TO USE SAID EASEMENT AS CONVEYED OR RESERVED IN VARIOUS OTHER INSTRUMENTS OF RECORD, OVER, UNDER, ALONG AND ACROSS THAT PORTION OF PARCEL B OF SAID PARCEL MAP NO. 927 LYING BETWEEN PARCEL C OF SAID PARCEL MAP NO. 927 AND SAID PARCEL D, LYING SOUTHEASTERLY OF THE SOUTHEASTERLY LINE OF THAT STRIP OF LAND SHOWN AND DESIGNATED AS "25' EASEMENT FOR RAILROAD".

        SAID EASEMENT IS LOCATED AS SHOWN ON ALTA SURVEY PREPARED BY RICK ENGINEERING COMPANY A PROJECT NUMBER 10223, DATED JUNE 25, 1987, LAST REVISED OCTOBER 23, 1987, A COPY OF WHICH IS ATTACHED HERETO AND MADE A PART HEREOF.

11. A NON-EXCLUSIVE 6 FOOT EASEMENT FOR UNDERGROUND CONDUITS, VAULTS, MANHOLES AND JUNCTION BOXES WITH WIRES AND CABLES PLACE THEREIN AND NECESSARY ABOVE GROUND STRUCTURES, TOGETHER WITH THEIR NECESSARY FIXTURES AND APPURTENANCES, FOR THE TRANSMISSION AND DISTRIBUTION OF ELECTRICITY AND FOR ALL OTHER PURPOSES CONNECTED THEREWITH, AND ALSO FOR PIPELINES FOR THE TRANSMISSION AND DISTRIBUTION OF GAS, TOGETHER WITH ALL NECESSARY AND PROPER FIXTURES AND EQUIPMENT FOR USE IN CONNECTION THEREWITH, WITH THE RIGHT OF INGRESS THERETO AND EGRESS THEREFROM BY A PRACTICAL ROUTE OR ROUTES IN, UPON, OVER AND ACROSS THE HEREINAFTER DESCRIBED LANDS AND INCIDENTAL PURPOSES IN FAVOR OF SAN DIEGO GAS AND ELECTRIC COMPANY, RECORDED JULY 31, 1979 AS FILE NO. 79-317681 OF OFFICIAL RECORDS, DESCRIBED AS FOLLOWS:

        THAT PORTION OF PARCEL "B" OF PARCEL MAP NO. 927, FILED AUGUST 7, 1972 AS FILE NO. 206523 OF OFFICIAL RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY OF SAN DIEGO, BEING A PORTION OF LOT 1 OF FED-MART INDUSTRIAL PARK, ACCORDING TO MAP THEREOF NO. 6785, FILED IN SAID COUNTY RECORDER'S OFFICE, LYING ADJACENT TO, CONTIGUOUS WITH AND SOUTHEASTERLY OF THE SOUTHEASTERLY LINE OF THAT CERTAIN "25 FOOT EASEMENT FOR RAILROAD TO A.T. & S.F.R.R. CO., OCTOBER 5, 1971, FILE NO. 22891 8, BOOK 1971", AS SHOWN AND DELINEATED ON SAID PARCEL MAP NO. 927.

        REFERENCE IS MADE TO SAID INSTRUMENT FOR FURTHER PARTICULARS.

        SAID EASEMENT IS LOCATED AS SHOWN ON ALTA SURVEY PREPARED BY RICK ENGINEERING COMPANY AS PROJECT NUMBER 10223, DATED JUNE 25, 1987, LAST REVISED OCTOBER 23, 1987, A COPY OF WHICH IS ATTACHED HERETO AND MADE A PART HEREOF.

12. A NON-EXCLUSIVE EASEMENT FOR UNDERGROUND COMMUNICATION FACILITIES AS GRANTEE MAY FROM TIME TO TIME REQUIRE (INCLUDING INGRESS THERETO AND EGRESS THEREFROM) CONSISTING OF WIRES, CABLES, CONDUITS, MANHOLES, HANDHOLES AND ABOVEGROUND MARKERS, PEDESTALS, TERMINAL EQUIPMENT CABINETS, OTHER ASSOCIATED ELECTRICAL CONDUCTORS AND NECESSARY FIXTURES AND APPURTENANCES AND INCIDENTAL PURPOSES IN FAVOR OF THE PACIFIC TELEPHONE AND TELEGRAPH COMPANY, RECORDED NOVEMBER 8, 1979 AS FILE NO. 79-472072 OF OFFICIAL RECORDS, DESCRIBED AS FOLLOWS:

        FIVE FOOT WIDE STRIP IS SAID PROPERTY AS SHOWN ON EXHIBIT "A" ATTACHED THERETO AND MADE A PART THEREOF.

        THE ROUTE OR LOCATION OF SAID EASEMENT CANNOT BE DETERMINED FROM THE RECORD.

        REFERENCE IS MADE TO SAID INSTRUMENT FOR FURTHER PARTICULARS.

        AFFECTS PARCEL 1.

13. RIGHTS OF NON-DISTURBANCE CREATED IN THAT CERTAIN SUBORDINATION NON-DISTURBANCE AND ATTORNMENT AGREEMENT DATED NOVEMBER 2, 1987, AMONG METROPOLITAN LIFE INSURANCE COMPANY, AS BENEFICIARY, THE VONS COMPANIES, INC., AS TENANT AND MIRAMAR ASSOCIATES AS LANDLORD, RECORDED NOVEMBER 2, 1987 AS FILE NO. 87-615369 OF OFFICIAL RECORDS.

14. A DEED OF TRUST TO SECURE AN INDEBTEDNESS IN THE ORIGINAL PRINCIPAL SUM OF $15,100,000.00, AND ANY OTHER AMOUNTS OR OBLIGATIONS SECURED THEREBY, RECORDED NOVEMBER 2, 1987 AS FILE NO. 87-615367 OF OFFICIAL RECORDS.
        DATED:          NOVEMBER 2, 1987
        TRUSTOR:        MIRAMAR ASSOCIATES, A CALIFORNIA GENERAL PARTNERSHIP
        TRUSTEE:        FIRST AMERICAN TITLE INSURANCE COMPANY,
                          A CALIFORNIA CORPORATION
        BENEFICIARY:    METROPOLITAN LIFE INSURANCE COMPANY,
                          A NEW YORK CORPORATION

        AN ASSIGNMENT OF LEASES, DATED NOVEMBER 2, 1987, GIVEN AS ADDITIONAL SECURITY FOR THE DEED OF TRUST RECORDED NOVEMBER 2, 1987 AS FILE NO. 87-615367 OF OFFICIAL RECORDS, EXECUTED BY AND BETWEEN MIRAMAR ASSOCIATES, A CALIFORNIA GENERAL PARTNERSHIP AND METROPOLITAN LIFE INSURANCE COMPANY, A NEW YORK CORPORATION, RECORDED NOVEMBER 2, 1987 AS FILE NO. 87-615368 OF OFFICIAL RECORDS.

15. A LEASE DATED AUGUST 1, 1982, UPON THE TERMS, CONDITIONS AND COVENANTS THEREIN PROVIDED.
        LESSOR:         FEDMART PROPERTIES, INC.
        LESSEE:         VONS GROCERY COMPANY
        RECORDED:       SEPTEMBER 16, 1982 AS FILE NO. 82-287035 OF OFFICIAL
                          RECORDS.

        SAID LEASE WAS AMENDED BY THAT CERTAIN UNRECORDED AND UNDATED AMENDMENT NUMBER ONE TO LEASE AND WAS FURTHER AMENDED BY THAT CERTAIN SECOND AMENDMENT TO LEASE DATED NOVEMBER 2, 1987. A SHORT FORM OF SUCH SECOND AMENDMENT WAS RECORDED NOVEMBER 2, 1987 AS FILE NO. 87-615370 OF OFFICIAL RECORDS.

16.     ASSIGNMENT OF RAILWAY CONTRACT DATED NOVEMBER 2, 1987
        ASSIGNOR:       THE VONS COMPANIES, INC.
        ASSIGNEE:       METROPOLITAN LIFE INSURANCE COMPANY
        RECORDED:       NOVEMBER 3, 1987 AS FILE NO. 87-619613 OF OFFICIAL
                          RECORDS

17. THE TERMS, COVENANTS, AND PROVISIONS OF THE PARTNERSHIP REFERRED TO IN THE VESTING HEREIN, AND THE EFFECT OF ANY FAILURE TO COMPLY WITH SUCH TERMS, COVENANTS AND PROVISIONS.

18. THE REQUIREMENT THAT THIS COMPANY BE FURNISHED A COPY OF THE PARTNERSHIP AGREEMENT FOR MIRAMAR ASSOCIATES REFERRED TO IN THE VESTING HEREIN AND ANY AMENDMENTS THERETO.

19. THE LEASEHOLD INTEREST, IF ANY, OF PARTIES IN POSSESSION OF THE HEREIN DESCRIBED PROPERTY. FIRST AMERICAN REQUESTS THAT A RENT ROLL/TENANT STATEMENT BE SUBMITTED, SO THAT WE MAY CORRECTLY DISCLOSE THOSE INTERESTS, IF ANY, CURRENTLY IN POSSESSION OF THE HEREIN DESCRIBED PROPERTY.

                                   EXHIBIT "D"

                          Non-Foreign Person Affidavit
                          (Miramar Distribution Center)

      Section 1445 of the Internal Revenue Code provides that a transferee of a United States real property interest must withhold tax if the transferor is a foreign person. To information the transferee, Pacific Gulf Properties Inc., a Maryland corporation, that withholding of tax is not required upon the disposition of that certain real property located on Miramar Road in San Diego, California, being transferred by The Vons Companies, Inc., a Michigan corporation ("Transferor"), the undersigned hereby certifies the following on behalf of the Transferor:

      1. The Transferor is not a foreign corporation, foreign partnership, foreign trust, foreign estate or other foreign person (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

      2. The Transferor's U.S. Employer Identification No. is 38-1623900; and

      3. The Transferor's office address is:

                  The Vons Companies, Inc.
                  618 Michillinda Avenue
                  Arcadia, California 91007-1734
                  Attention: Legal Department

      The Transferor understands that this certification may be disclosed to the Internal Revenue Service by the transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

      Under penalty of perjury we declare that we have examined this certification and to the best of our knowledge and belief it is true, correct and complete and we further declare that we have the authority to sign this document on behalf of the Transferor.

Dated: _________, 1996        THE VONS COMPANIES, INC.,
                              a Michigan corporation


                              By:
                                 -------------------------------------
                              Print Name:
                                         -----------------------------
                              Its:
                                  ------------------------------------


                              By:
                                 -------------------------------------
                              Print Name:
                                         -----------------------------
                              Its:
                                  ------------------------------------

                                   EXHIBIT "E"

                            General Escrow Provisions

      1. DEPOSIT OF FUNDS AND DISBURSEMENTS. You shall deposit all funds received in this escrow in any bank insured by an agency of the United States Government, including your affiliated bank, First American Trust Company, in one or more of your general escrow demand accounts. These funds may be transferred to any other general escrow demand account or accounts, in the bank or banks named below in Section 18, including those maintained in your affiliated bank. All disbursements shall be made by your check. You are authorized not to close escrow or disburse until good funds have been confirmed in escrow.

      2. PRORATIONS AND ADJUSTMENTS. The expression "close of escrow" used in this escrow means the date of which instruments referred to herein are recorded and relates only to prorations and/or adjustments unless otherwise specified.

            All prorations and/or adjustments are to be made on the basis of a 30-day month unless otherwise instructed in writing.

      3. RECORDATION OF INSTRUMENTS. You are authorized to record any documents delivered through this escrow, the recording of which is necessary or proper in the issuance of the requested policy of title insurance.

      4. AUTHORIZATION TO EXECUTE ASSIGNMENT OF INSURANCE POLICIES. You are authorized to execute on behalf of the parties hereto form assignments of interest in any insurance policies (other than title insurance) called for in this escrow; forward assignments and policies upon close of escrow to the agent with the request, first, that insurer consent to such transfer and/or attach a loss-payable clause and/or make such other additions or corrections as may have been specifically required herein, and second, that the agent thereafter forward such policies to the parties entitled to them.

            In all acts in this escrow relating to insurance, including adjustments, if any, you shall be fully protected in assuming that each policy is in force and that the necessary premium therefor has been paid.

      5. AUTHORIZATION TO FURNISH COPIES. You are to furnish a copy of these instructions, amendments thereto, closing statement and/or any other documents deposited in this escrow to the lender or lenders, the real estate broker or brokers and/or the attorney or attorneys involved in this transaction upon request of the lenders, brokers or attorneys.

      6. PERSONAL PROPERTY TAXES. No examination or insurance as to the amount or payment of personal property taxes is required unless specifically requested.

      7. RIGHT OF CANCELLATION. Any party instructing you to cancel this escrow shall file notice of cancellation in your office, in writing. You shall within a reasonable time thereafter mail, by certified mail, one copy of the notice to each of the other parties at the addresses stated in this escrow. Unless written objection to cancellation is filed in your office by a party within ten (10) days after date of mailing, you are authorized at your option to comply with the notice and demand payment of your cancellation charges as provided in this agreement. If written objection is filed, you are authorized at your option to hold all money and instruments in this escrow and take no further action until otherwise directed, either by the parties' mutual written instructions, or final order of a court or competent jurisdiction.

      8. ACTION IN INTERPLEADER. The parties hereto expressly agree that you, as escrow holder, have the absolute right at your election to file an action in interpleader requiring the parties to answer and litigate their several claims and rights among themselves and you are authorized to deposit with the clerk of the court all documents and funds held in this escrow. In the event such action is filed, the parties jointly and severally agree to pay your cancellation charges and costs, expenses and reasonable attorney's fees which you are required to expend or incur in the interpleader action, the amount thereof to be fixed and judgment therefor to be rendered by the court. Upon the filing of the action, you shall thereupon be fully released and discharged from all obligations to further perform any duties or obligations otherwise imposed by the terms of this escrow.

      9. TERMINATION OF AGENCY OBLIGATIONS. If there is no action taken on this escrow within six (6) months after the "time limit date" as set forth in the escrow instructions or written extension thereof, your agency obligation shall terminate at your option and all documents, monies or other items held by you shall be returned to the parties depositing same.

            In the event of cancellation of this escrow, whether it be at the request of any of the parties or otherwise, the fees and charges due First American Title Insurance Company, including expenditures incurred and/or authorized, shall be borne equally by the parties hereto (unless otherwise agreed to specifically).

      10. CONFLICTING INSTRUCTIONS. Should you before or after close of escrow receive or become aware of any conflicting demands or claims with respect to this escrow or the rights of any of the parties hereto, or any money or property deposited herein or affected hereby, you shall have the right to discontinue any or all further acts on your part until the conflict is resolved to your satisfaction, and you shall have the further right to commence or defend any action or proceedings for the determination of the conflict as provided in Paragraphs 7 and 8 of these General Provisions.

      11. FUNDS RETAINED IN ESCROW. If for any reason funds are retained in escrow, you may deduct therefrom $10.00 as a monthly charge as custodian thereof.

      12. USURY. You are not to be concerned with any question of usury in any loan encumbrances involved in the processing of this escrow and you are hereby released of any responsibility or liability therefor.

      13. INDEMNIFY FOR ATTORNEYS' FEES AND COSTS. In the event suit is brought by any party to this escrow, including the title company or any other party, as against each other or others, including the title company, claiming any right they may have as against each other or against the title company, then in that event, the parties hereto agree to indemnify and hold harmless the title company against any attorneys' fees and costs incurred by it.

      14. AMENDMENTS TO ESCROW INSTRUCTIONS. Any amendment or supplement to these escrow instructions must be in writing. These escrow instructions constitute the entire escrow between the escrow holder and the parties hereto.

      15. SUPPLEMENTAL TAXES. Seller and Buyer acknowledge that the subject property may be subject to supplemental taxes due as a result of change of ownership taking place through this escrow. Any necessary adjustment due either party on receipt of a supplemental tax bill will be made by the parties outside of this escrow and escrow holder is released of any liability in connection with same.

      16. PRELIMINARY CHANGE OF OWNERSHIP FORM. Prior to close of escrow, Buyer will be sent a Preliminary Change of Ownership Report, which is required by the County Recorder's office to accompany documents called for herein at the time of recording, in accordance with Section 480.3 of the Revenue and Taxation Code. Buyer is aware he must return the form completed and signed prior to close of escrow. If escrow holder does not receive this report prior to close of escrow, Buyer authorizes escrow holder to charge his account with $20.00 which is the fee the County Recorder charges for recording the deed without the completed form. Buyer is hereby put on notice that the Assessor is required to mail out the form for completion later on if it has not been filed at close of escrow.

      17. GOOD FUNDS LAW. The parties understand that all funds to close escrow must be deposited a sufficient number of days prior to the close of escrow in order to comply with Section 12413.1 of the California Insurance Code. Generally speaking, wire transferred funds may be


                                   EXHIBIT "E"
                                   Page 2 of 4
deposited into our escrow account anytime prior to the close of escrow. Cashier's checks and certified checks (drawn on a local bank) must be deposited into our escrow account no later than 12:00 noon the business day before the close of escrow.

            For information concerning holds on other types of checks, please contact your escrow officer.

      18. ESCROW TRUST FUNDS. Buyer and Seller acknowledge that escrow holder will be depositing all funds in escrow in a fiduciary account at one of the following banks:

          Bank of America                     Marine National
          Bank of Anaheim                     Metro Bank
          Corporate National Bank             Wells Fargo Bank
          First Interstate Bank               Union Bank

      19. REPORTING TO THE INTERNAL REVENUE SERVICE. The Tax Reform Act of 1986 provides that First American Title Insurance Company must report to the Internal Revenue Service certain information regarding all real estate transactions. This information includes, among other things, the seller's social security number and/or tax identification number and forwarding address, and the gross sales price of the transaction. This is not a requirement generated by First American Title Insurance Company, but rather a means of complying with the new tax law. This information must be provided to First American Title Insurance Company upon the opening of escrow, and escrow cannot close, nor can the Deed or any other documents be recorded until the information is provided and the seller certifies the accuracy of the information in writing. By execution of these escrow instructions, the parties acknowledge receipt of this notice.

      AS OF JANUARY 1, 1991, IF THE TRANSACTION WHICH IS THE SUBJECT OF THIS ESCROW IS A SALE, YOU, AS A PARTY TO THIS TRANSACTION, MAY HAVE CERTAIN TAX REPORTING AND WITHHOLDING OBLIGATIONS PURSUANT TO THE STATE LAW OR FEDERAL LAW REFERRED TO BELOW.

      20.   TAX REPORTING AND WITHHOLDING OBLIGATIONS OF THE PARTIES:

      STATE LAW

      IN ACCORDANCE WITH SECTIONS 18805 AND 26131 OF THE REVENUE AND TAXATION CODE, A BUYER MAY BE REQUIRED TO WITHHOLD AN AMOUNT EQUAL TO THREE AND ONE-THIRD PERCENT (3-1/3%) OF THE SALES PRICE IN THE CASE OF THE DISPOSITION OF CALIFORNIA REAL PROPERTY INTEREST BY EITHER:

1. A SELLER WHO IS AN INDIVIDUAL WITH A LAST KNOWN STREET ADDRESS OUTSIDE OF CALIFORNIA OR WHEN THE DISBURSEMENT INSTRUCTIONS AUTHORIZE THE PROCEEDS TO BE SENT TO A FINANCIAL INTERMEDIARY OF THE SELLER, OR

2. A CORPORATE SELLER WHICH HAS NO PERMANENT PLACE OF BUSINESS IN CALIFORNIA. THE BUYER MAY BECOME SUBJECT TO PENALTY FOR FAILURE TO WITHHOLD AN AMOUNT EQUAL TO THE LESSER OF TEN PERCENT (10%) OF THE AMOUNT REQUIRED TO BE WITHHELD OR FIVE HUNDRED DOLLARS ($500.00).

HOWEVER, NOTWITHSTANDING ANY OTHER PROVISIONS INCLUDED IN THE CALIFORNIA STATUTES REFERENCED ABOVE, NO BUYER WILL BE REQUIRED TO WITHHOLD ANY AMOUNT OR BE SUBJECT TO PENALTY FOR FAILURE TO WITHHOLD IF:

      1. THE SALES PRICE OF THE CALIFORNIA REAL PROPERTY CONVEYED DOES NOT EXCEED ONE HUNDRED THOUSAND DOLLARS ($100,000.00), OR


                                   EXHIBIT "E"
                                   Page 3 of 4

      2. THE SELLER EXECUTES A WRITTEN CERTIFICATE, UNDER THE PENALTY OF PERJURY, CERTIFYING THAT THE SELLER IS A RESIDENT OF CALIFORNIA, OR IF A CORPORATION, HAS A PERMANENT PLACE OF BUSINESS IN CALIFORNIA, OR

      3. THE SELLER, WHO IS AN INDIVIDUAL, EXECUTES A WRITTEN CERTIFICATE, UNDER THE PENALTY OF PERJURY, THAT THE CALIFORNIA REAL PROPERTY BEING CONVEYED IS THE SELLER'S PRINCIPAL RESIDENCE (AS DEFINED IN SECTION 1034 OF THE INTERNAL REVENUE
CODE).

      THE SELLER IS SUBJECT TO PENALTY FOR KNOWINGLY FILING A FRAUDULENT CERTIFICATE FOR THE PURPOSE OF AVOIDING THE WITHHOLDING REQUIREMENT.

      THE CALIFORNIA STATUTES REFERENCED ABOVE INCLUDE PROVISIONS WHICH AUTHORIZE THE FRANCHISE TAX BOARD TO GRANT REDUCED WITHHOLDING AND WAIVERS FROM WITHHOLDING ON A CASE-BY-CASE BASIS.

      THE PARTIES TO THIS TRANSACTION SHOULD SEEK AN ATTORNEY'S, ACCOUNTANT'S, OR OTHER TAX SPECIALIST'S OPINION CONCERNING THE EFFECT OF THIS LAW ON THIS TRANSACTION AND SHOULD NOT ACT ON ANY STATEMENTS MADE OR OMITTED BY THE ESCROW OR CLOSING OFFICER.

            THE SELLER MAY REQUEST A WAIVER BY CONTACTING:

            FRANCHISE TAX BOARD
            WITHHOLD AT SOURCE UNIT
            P.O. BOX 651
            SACRAMENTO, CA 95812-0651
            (916) 369-4900

            FEDERAL LAW

            INTERNAL REVENUE CODE SECTION 1445 PLACES SPECIAL REQUIREMENTS FOR TAX REPORTING AND WITHHOLDING ON THE PARTIES TO A REAL ESTATE TRANSACTION WHERE THE SELLER IS A NONRESIDENT ALIEN, A NONDOMESTIC CORPORATION OR PARTNERSHIP, A DOMESTIC CORPORATION OR PARTNERSHIP CONTROLLED BY NONRESIDENTS OR NON RESIDENT CORPORATIONS OR PARTNERSHIPS.

            WITH RESPECT TO BOTH THE STATE LAW AND FEDERAL LAW REFERRED TO ABOVE, THE PARTIES TO THIS TRANSACTION ARE SEEKING AN ATTORNEY'S, ACCOUNTANT'S OR OTHER TAX SPECIALIST'S OPINION CONCERNING THE EFFECT OF THESE LAWS ON THIS TRANSACTION OR ARE RELYING ON THEIR OWN KNOWLEDGE OF THESE LAWS. THE PARTIES TO THIS TRANSACTION ARE NOT ACTING ON OR RELYING ON ANY STATEMENTS MADE OR OMITTED BY THE ESCROW HOLDER, ESCROW OFFICER, TITLE OFFICER, OR OTHER CLOSING OFFICER WITH RESPECT TO TAX REPORTING OR WITHHOLDING REQUIREMENTS.

BUYER'S INITIALS:                                    SELLER'S INITIALS:

----------------                                     -------------------


                                   EXHIBIT "E"
                                   Page 4 of 4

                                   EXHIBIT "F"

                        ASSIGNMENT OF INTANGIBLE PROPERTY

      THIS ASSIGNMENT OF INTANGIBLE PROPERTY (this "Assignment") is made as of _____________, 1996, by THE VONS COMPANIES, INC., a Michigan corporation ("Assignor"), to PACIFIC GULF PROPERTIES INC., a Maryland corporation ("Assignee").

      A. Pursuant to that certain Agreement for Purchase and Sale of Real Property and Joint Escrow Instructions dated as of ______ , 1996, by and between Assignor and Assignee (the "Purchase Agreement"), Assignor is contemporaneously herewith selling to Assignee that certain real property and improvements thereon located in the City of San Diego, County of San Diego, State of California, the land of which is more particularly described on Schedule 1 attached hereto and incorporated herein by this reference. Terms used in this Assignment and not otherwise defined shall be given the meanings defined in the Purchase Agreement.

      B. Assignor desires to assign its interest in and to certain intangible property to Assignee as of the date on which title to the Property is vested in Assignee (the "Transfer Date"):

                                    AGREEMENT

     NOW, THEREFORE, FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which is hereby acknowledged:

      1. As of the Transfer Date, Assignor hereby assigns and transfers unto Assignee without recourse all of its right, title, claim and interest in, to and under the following (collectively the "Assigned Interests"):

            (a) all warranties and guarantees to the extent they may be assigned, whether or not written, for all or any portion of the Property, including, without limitation, the Improvements, including without limitation construction warranties from contractors and subcontractors; and

            (b) all governmental permits and approvals relating to the construction, operation, use or occupancy of the Property.

      2. This Assignment shall be binding on and inure to the benefit of Assignee and Assignor, and their respective heirs, executors, administrators, successors-in-interest and assigns.

      3. This Assignment shall be governed by and construed in accordance with the laws of the State of California.

IN WITNESS WHEREOF, Assignor has executed this Assignment as of the date first above written.

ASSIGNOR:

THE VONS COMPANIES, INC.,
a Michigan corporation

By:
   ---------------------------------
Print Name:
           -------------------------
Its:
    --------------------------------


By:
   ---------------------------------
Print Name:
           -------------------------
Its:
    --------------------------------

                                   Schedule 1

                        LEGAL DESCRIPTION OF THE PROPERTY

      All of that certain real property located in the State of California, County of San Diego, and described as follows:

      Parcel A and Parcel B of Parcel Map No. 927, in the City of San Diego, County of San Diego, State of California, filed in the Office of the County Recorder of San Diego County, August 7, 1972, as File No. 206523 of Official Records.

                               FIRST AMENDMENT TO
                AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY
                         AND JOINT ESCROW INSTRUCTIONS


                 THIS FIRST AMENDMENT TO AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY AND JOINT ESCROW INSTRUCTIONS (this "Amendment"), dated December 19, 1996 for reference purposes, is entered into by and between PACIFIC GULF PROPERTIES INC., a Maryland corporation ("Buyer"), and THE VONS COMPANIES, INC., a Michigan corporation ("Seller"), with reference to the following facts:

                 A. Seller and Buyer have previously executed and delivered that certain Agreement for Purchase and Sale of Real Property and Joint Escrow Instructions dated November 6, 1996 (the "Agreement"). Terms used herein shall have the meanings given thereto in the Agreement.

                 B. Buyer and Seller now desire to amend the Agreement as hereinafter set forth.

                 NOW THEREFORE, in consideration of the foregoing recitals, and the mutual covenants contained herein, Buyer and Seller hereby agree as follows:

                 1. Investigation Period. Section 3.1 of the Agreement is hereby amended and restated to read:

                 Buyer shall have until 5:00 p.m. on January 10, 1997 (the "Investigation Period") to perform any and all investigations which Buyer deems necessary to determine whether Buyer will purchase the Property, including, without limitation, physical inspection of the Property, investigations with respect to the existing zoning and use restrictions and phase I environmental matters.

                 2. This Amendment may be executed in counterparts, each of which shall be deemed an original and all of which shall constitute one and the same agreement with the same effect as if all parties had signed the same signature page. This Amendment shall be deemed executed and delivered upon each party's delivery of executed signature pages, which signature pages may be delivered by facsimile with the same effect as delivery of the originals.

                 3. Except as expressly set forth herein, the Agreement remains unmodified and in full force and effect.

                 IN WITNESS WHEREOF, Buyer and Seller have executed this Amendment of the date first set forth above.

                                  BUYER:

                                  PACIFIC GULF PROPERTIES INC.,
                                  a Maryland corporation



                                  By:
                                           ----------------------------------
                                           Donald G. Herrman
                                           Executive Vice President


                                  By:
                                           ----------------------------------
                                           Lonnie P. Nadal
                                           Senior Vice President




                                  SELLER:


                                  THE VONS COMPANIES, INC.,
                                  a Michigan corporation



                                  By:
                                           ----------------------------------
                                           Donald J. Howard,
                                           Senior Vice President


                                  By:
                                           ----------------------------------
                                           Patricia A Weimer,
                                           Assistant Secretary

                 3. Except as expressly set forth herein, the Agreement remains unmodified and in full force and effect.

                 IN WITNESS WHEREOF, Buyer and Seller have executed this Amendment of the date first set forth above.


                                  BUYER:

                                  PACIFIC GULF PROPERTIES INC.,
                                  a Maryland corporation


                                  By:
                                           ----------------------------------
                                           Donald G. Herrman
                                           Executive Vice President


                                  By:
                                           ----------------------------------
                                           Lonnie P. Nadal
                                           Senior Vice President



                                  SELLER:


                                  THE VONS COMPANIES, INC.,
                                  a Michigan corporation




                                  By:
                                           ----------------------------------
                                           Donald J. Howard,
                                           Senior Vice President


                                  By:
                                           ----------------------------------
                                           Patricia A Weimer,
                                           Assistant Secretary

                              SECOND AMENDMENT TO
                AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY
                         AND JOINT ESCROW INSTRUCTIONS


                 THIS SECOND AMENDMENT TO AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY AND JOINT ESCROW INSTRUCTIONS (this "Amendment"), dated January 9, 1997 for reference purposes, is entered into by and between PACIFIC GULF PROPERTIES INC., a Maryland corporation ("Buyer"), and THE VONS COMPANIES, INC., a Michigan corporation ("Seller"), with reference to the following facts:

                 A. Seller and Buyer have previously executed and delivered that certain Agreement for Purchase and Sale of Real Property and Joint Escrow Instructions dated November 6, 1996 and that certain First Amendment to Agreement for Purchase and Sale of Real Property and Joint Escrow Instructions dated December 19, 1996 (collectively, the "Agreement"). Terms used herein shall have the meanings given thereto in the Agreement.

                 B. Buyer and Seller now desire to further amend the Agreement as hereinafter set forth.

                 NOW THEREFORE, in consideration of the foregoing recitals, and the mutual covenants contained herein, Buyer and Seller hereby agree as follows:

                 1. Investigation Period. Section 3.1 of the Agreement is hereby amended and restated to read:

                 Buyer shall have until 5:00 p.m. on January 24, 1997 (the "Investigation Period") to perform any and all investigations which Buyer deems necessary to determine whether Buyer will purchase the Property, including, without limitation, physical inspection of the Property, investigations with respect to the existing zoning and use restrictions and phase I environmental matters.

                 2. This Amendment may be executed in counterparts, each of which shall be deemed an original and all of which shall constitute one and the same agreement with the same effect as if all parties had signed the same signature page. This Amendment shall be deemed executed and delivered upon each party's delivery of executed signature pages, which signature pages may be delivered by facsimile with the same effect as delivery of the originals.

                 3. Except as expressly set forth herein, the Agreement remains unmodified and in full force and effect.

                 IN WITNESS WHEREOF, Buyer and Seller have executed this Amendment of the date first set forth above.


                                  BUYER:

                                  PACIFIC GULF PROPERTIES INC.,
                                  a Maryland corporation



                                  By:
                                           ----------------------------------
                                           Donald G. Herrman
                                           Executive Vice President


                                  By:
                                           ----------------------------------
                                           Lonnie P. Nadal
                                           Senior Vice President




                                  SELLER:


                                  THE VONS COMPANIES, INC.,
                                  a Michigan corporation



                                  By:
                                           ----------------------------------
                                           Terry J. Wollock,
                                           Senior Vice President


                                  By:
                                           ----------------------------------
                                           Patricia A Weimer,
                                           Assistant Secretary

                 3. Except as expressly set forth herein, the Agreement remains unmodified and in full force and effect.

                 IN WITNESS WHEREOF, Buyer and Seller have executed this Amendment of the date first set forth above.


                                  BUYER:

                                  PACIFIC GULF PROPERTIES INC.,
                                  a Maryland corporation


                                  By:
                                           ----------------------------------
                                           Donald G. Herrman
                                           Executive Vice President


                                  By:
                                           ----------------------------------
                                           Lonnie P. Nadal
                                           Senior Vice President



                                  SELLER:


                                  THE VONS COMPANIES, INC.,
                                  a Michigan corporation




                                  By:
                                           ----------------------------------
                                           Terry J. Wollock,
                                           Senior Vice President


                                  By:
                                           ----------------------------------
                                           Patricia A Weimer,
                                           Assistant Secretary

                               THIRD AMENDMENT TO
                    AGREEMENT FOR PURCHASE AND SALE OF REAL
                     PROPERTY AND JOINT ESCROW INSTRUCTIONS


                 THIS THIRD AMENDMENT TO AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY AND JOINT ESCROW INSTRUCTIONS (this "Amendment"), dated January 23, 1997 for reference purposes, is entered into by and between PACIFIC GULF PROPERTIES INC., a Maryland corporation ("Buyer"), and THE VONS COMPANIES, INC., a Michigan corporation ("Seller"), with reference to the following facts:

                 A. Seller and Buyer have previously executed and delivered that certain Agreement for Purchase and Sale of Real Property and Joint Escrow Instructions dated November 6, 1996 (as previously amended, the "Agreement"). Terms used herein shall have the meanings given thereto in the Agreement.

                 B. Buyer and Seller now desire to further amend the Agreement as hereinafter set forth.

                 NOW THEREFORE, in consideration of the foregoing recitals, and the mutual covenants contained herein, Buyer and Seller hereby agree as follows:

                 1. Investigation Period. Section 3.1 of the Agreement is hereby amended and restated to read:

                 Buyer shall have until 5:00 p.m. on February 7, 1997 (the "Investigation Period") to perform any and all investigations which Buyer deems necessary to determine whether Buyer will purchase the Property, including, without limitation, physical inspection of the Property, investigations with respect to the existing zoning and use restrictions and phase I environmental matters.

                 2.       Close of Escrow.

  (a)     Section 3.2.2 of the Agreement is hereby amended and restated to read:

                 If Seller does not receive the Termination Notice during the Investigation Period, then on or before seventy five (75) days after the expiration of the Investigation Period, as extended from time to time (the "Closing Date"), Escrow Holder shall close the purchase of the Property.

                          (b)     The second sentence of the first paragraph of
Section 5 of the Agreement is hereby amended and restated to read:

                 The Close of Escrow shall occur no later than seventy-five
                 (75) days following the expiration of the Investigation Period, as extended from time to time.

                 3.       Buyer's Conditions.  A new Section 4.3.5 is added to
                          Section 4.3 of the Agreement to read:

                 4.3.5 Buyer shall have received and approved in writing that certain Railway Contract referred to in Item 16 of Exhibit "C" to the Agreement on or before the later of the expiration of the Investigation Period or five
(5) days after the date of Buyer's receipt of a complete and legible copy of such Railway Contract.

                 4. This Amendment may be executed in counterparts, each of which shall be deemed an original and all of which shall constitute one and the same agreement with the same effect as if all parties had signed the same signature page. This Amendment shall be deemed executed and delivered upon each party's delivery of executed signature pages, which signature pages may be delivered by facsimile with the same effect as delivery of the originals.

                 5. Except as expressly set forth herein, the Agreement remains unmodified and in full force and effect.

                 IN WITNESS WHEREOF, Buyer and Seller have executed this Amendment of the date first set forth above.


                                  BUYER:

                                  PACIFIC GULF PROPERTIES INC.,
                                  a Maryland corporation



                                  By:
                                           ----------------------------------
                                           Donald G. Herrman
                                           Executive Vice President


                                  By:
                                           ----------------------------------
                                           Lonnie P. Nadal
                                           Senior Vice President

                                  SELLER:


                                  THE VONS COMPANIES, INC.,
                                  a Michigan corporation




                                  By:
                                           ----------------------------------
                                           Terrence J. Wollock,
                                           Senior Vice President


                                  By:
                                           ----------------------------------
                                           Patricia A Weimer,
                                           Assistant Secretary

                              FOURTH AMENDMENT TO
                AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY
                         AND JOINT ESCROW INSTRUCTIONS


                 THIS FOURTH AMENDMENT TO AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY AND JOINT ESCROW INSTRUCTIONS (this "Amendment"), dated February 7, 1997 for reference purposes, is entered into by and between PACIFIC GULF PROPERTIES INC., a Maryland corporation ("Buyer"), and THE VONS COMPANIES, INC., a Michigan corporation ("Seller"), with reference to the following facts:

                 A. Seller and Buyer have previously executed and delivered that certain Agreement for Purchase and Sale of Real Property and Joint Escrow Instructions dated November 6, 1996 (as previously amended, the "Agreement"). Terms used herein shall have the meanings given thereto in the Agreement.

                 B. Buyer and Seller now desire to further amend the Agreement as hereinafter set forth.

                 NOW THEREFORE, in consideration of the foregoing recitals, and the mutual covenants contained herein, Buyer and Seller hereby agree as follows:

                 1. Investigation Period. Section 3.1 of the Agreement is hereby amended and restated to read:

                 Buyer shall have until 5:00 p.m. on February 14, 1997 (the "Investigation Period") to perform any and all investigations which Buyer deems necessary to determine whether Buyer will purchase the Property, including, without limitation, physical inspection of the Property, investigations with respect to the existing zoning and use restrictions and phase I environmental matters.

                 2. This Amendment may be executed in counterparts, each of which shall be deemed an original and all of which shall constitute one and the same agreement with the same effect as if all parties had signed the same signature page. This Amendment shall be deemed executed and delivered upon each party's delivery of executed signature pages, which signature pages may be delivered by facsimile with the same effect as delivery of the originals.

                 3. Except as expressly set forth herein, the Agreement remains unmodified and in full force and effect.

                 IN WITNESS WHEREOF, Buyer and Seller have executed this Amendment of the date first set forth above.


                                  BUYER:

                                  PACIFIC GULF PROPERTIES INC.,
                                  a Maryland corporation



                                  By:
                                           ----------------------------------
                                           Donald G. Herrman
                                           Executive Vice President


                                  By:
                                           ----------------------------------
                                           Lonnie P. Nadal
                                           Senior Vice President



                                  SELLER:


                                  THE VONS COMPANIES, INC.,
                                  a Michigan corporation



                                  By:
                                           ----------------------------------
                                           Terrence J. Wollock,
                                           Senior Vice President


                                  By:
                                           ----------------------------------
                                           Patricia A Weimer,
                                           Assistant Secretary

                 3. Except as expressly set forth herein, the Agreement remains unmodified and in full force and effect.

                 IN WITNESS WHEREOF, Buyer and Seller have executed this Amendment of the date first set forth above.


                                  BUYER:

                                  PACIFIC GULF PROPERTIES INC.,
                                  a Maryland corporation


                                  By:
                                           ----------------------------------
                                           Donald G. Herrman
                                           Executive Vice President


                                  By:
                                           ----------------------------------
                                           Lonnie P. Nadal
                                           Senior Vice President


                                  SELLER:


                                  THE VONS COMPANIES, INC.,
                                  a Michigan corporation




                                  By:
                                           ----------------------------------
                                           Terrence J. Wollock,
                                           Senior Vice President


                                  By:
                                           ----------------------------------
                                           Patricia A Weimer,
                                           Assistant Secretary

                               FIFTH AMENDMENT TO
                AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY
                         AND JOINT ESCROW INSTRUCTIONS

                 THIS FIFTH AMENDMENT TO AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY AND JOINT ESCROW INSTRUCTIONS (this "Amendment"), dated February 13, 1997 for reference purposes, is entered into by and between PACIFIC GULF PROPERTIES INC., a Maryland corporation ("Buyer"), and THE VONS COMPANIES, INC., a Michigan corporation ("Seller"), with reference to the following facts:

                 A. Seller and Buyer have previously executed and delivered that certain Agreement for Purchase and Sale of Real Property and Joint Escrow Instructions dated November 6, 1996 (as previously amended, the "Agreement"). Terms used herein shall have the meanings given thereto in the Agreement.

                 B. Buyer and Seller now desire to further amend the Agreement as hereinafter set forth.

                 NOW, THEREFORE, in consideration of the foregoing recitals, and the mutual covenants contained herein, Buyer and Seller hereby agree as follows:

                 1. Property. The "Land" (as defined in the Agreement) is expanded to include Parcel D of Parcel Map No. 927 in the City of San Diego, County of San Diego, State of California, filed in the Office of the County Recorder of San Diego County August 7, 1972, as File No. 206523 of Official Records ("Parcel D"). The "Property" shall include Parcel D and all Improvements, Appurtenances and Intangible Property located thereon or associated therewith.

                 2. Purchase Price. The Purchase Price on account of the existing Property is hereby decreased by $1,100,000, and the Purchase Price on account of Parcel D is hereby increased by $750,000, for a net new Purchase Price for all of the Property of $16,750,000.

                 3. Investigation Period. Section 3.1 of the Agreement is hereby amended and restated to read:

                 Buyer shall have until 5:00 p.m. on the date which is five (5) business days (i.e., not including Saturdays, Sundays and state or national holidays) after the "Completion Date" (as hereinafter defined) (the "Investigation Period") to perform any and all investigations which Buyer deems necessary to determine whether Buyer will purchase the Property, including, without limitation, physical inspection of the Property, investigations with respect to the existing zoning and use restrictions and environmental matters. It is agreed that, with respect to the Property other than Parcel D, except for the environmental investigation and remediation described in Section 4.4, Buyer has completed its due diligence. Buyer has the right to conduct a complete due diligence of Parcel D during the Investigation Period pursuant to Section 3.1 of this Agreement.

                 4. Prior Amendments. For ease of reference, the following revisions made by prior amendments to the Agreement are restated herein:

   (a)     Section 3.2.2 of the Agreement has been amended and restated to read:

                 If Seller does not receive the Termination Notice during the Investigation Period, then on or before seventy five (75) days after the expiration of the Investigation Period, as extended from time to time (the "Closing Date"), Escrow Holder shall close the purchase of the Property.

                          (b)     The second sentence of the first paragraph of
Section 5 of the Agreement has been amended and restated to read:

                 The Close of Escrow shall occur no later than seventy-five
                 (75) days following the expiration of the Investigation Period, as extended from time to time.

                 5. Railroad Contract. New Section 4.3.5 which was previously added to the Agreement is hereby amended and restated to read:

                 4.3.5 At the Close of Escrow, Buyer and Seller shall each execute and deliver to the other through Escrow an Assignment of Railroad Contract, in form and content reasonably acceptable to both parties, assigning from Seller to Buyer the rights under the Railroad Contract referred to in Item 16 of Exhibit "C" to the Agreement, which Assignment shall have been consented to in writing by the Railway Company under the Railroad Contract, or its successor.

                 6. Title Exceptions. A new Section 4.3.6 is hereby added to Section 4.3 of the Agreement to read:

                 4.3.6 Buyer shall have received and approved in writing (a) a revised ALTA Survey of the Property to include Parcel D as part of the Property, and (b) a supplement to the PTR showing any additional Title Exceptions to be included in the Title Policy

                 (including any additional exceptions based on the revised Survey) on account of Parcel D, on or before the later of the expiration of the Investigation Period or five (5) days after the date of Buyer's receipt of the revised ALTA Survey and supplement to the PTR.

                 7. Remediation Work. A new Section 4.4 is hereby added to Section 4 of the Agreement to read:

                 4.4 With respect to environmental matters, Dames & Moore ("Buyer's Consultant") has conducted an examination of the Property for the presence of Controlled Material, and has recommended in its report dated January 6, 1997, entitled Remediation of Hydrocarbon Impacted Soil, that certain environmental remediation work (the "Remediation Work") be undertaken at the Property. The Remediation Work shall be performed prior to the Close of Escrow by an environmental engineering firm (the "Remediation Firm") selected by Buyer (subject to Seller's reasonable approval) and engaged by Seller. The cost of the Remediation Work shall be paid by Buyer at the Close of Escrow. If, at any time during the course of the Remediation Work, Buyer's Consultant advises Buyer that the estimated cost of completing the Remediation Work, together with all costs expended to date in connection with the Remediation Work, is in excess of $125,000, Buyer shall have the right, but not the obligation, to terminate the Agreement pursuant to Section 3.2 of the Agreement, in which event Buyer shall reimburse Seller promptly upon demand the cost of the Remediation Work incurred prior to such termination. The Remediation Firm shall coordinate all Remediation Work with Buyer's Consultant and Buyer's Consultant shall have the right to be present during, and to oversee, all Remediation Work. Nevertheless, all permits for, and manifests in connection with, the Remediation Work shall be in Seller's name. The date upon which Buyer's Consultant certifies to Buyer, Seller and the Escrow Holder that the Remediation Work is complete and that all necessary governmental approvals and closure reports with respect thereto have been obtained shall be the "Completion Date". Buyer shall have five (5) business days following the Completion Date to review, in Buyer's sole discretion, the results of the Remediation Work, including the Buyer's Consultant's certificate and the governmental approvals and closure reports. If Buyer does not elect to terminate the Agreement during the Investigation Period, the Close of Escrow shall proceed without a further reduction in the Purchase Price on account of the Remediation Work.

                 8. Commencement of Work. A new Section 15.23 is hereby added to the Agreement to read:

                 15.23 Rehabilitation Work. If this Agreement has not been terminated, following the expiration of the Investigation Period and prior to the Close of Escrow, Seller hereby grants to Buyer, its agents and contractors a limited license (the "Rack Removal License") to enter upon the Property to remove and dispose of, at Buyer's cost, the warehouse storage racking from the Property (the "Rack Removal Work") as Buyer deems necessary, provided that in performing such Rack Removal Work Buyer shall not unreasonably interfere with Seller's business operations on the Property. Prior to performing any of the Rack Removal Work, Buyer shall obtain and deliver to Seller an endorsement to Buyer's liability insurance, adding Seller as an additional insured thereon with respect to the Property. Buyer shall indemnify, defend, and hold Seller and the Property harmless from and against all damage, loss or liability (including, without limitation, reasonable attorneys' fees and costs of court and mechanic's liens or claims) or claims or assertions thereof arising out of or in connection with the entry onto the Property by Buyer and its agents and contractors in the performance of the Rack Removal Work. The foregoing indemnity shall survive the termination of expiration of this Agreement. The Rack Removal License shall continue in force until the Close of Escrow.

                 9. This Amendment may be executed in counterparts, each of which shall be deemed an original and all of which shall constitute one and the same agreement with the same effect as if all parties had signed the same signature page. This Amendment shall be deemed executed and delivered upon each party's delivery of executed signature pages, which signature pages may be delivered by facsimile with the same effect as delivery of the originals.

                 10. Except as expressly set forth herein, the Agreement remains unmodified and in full force and effect.

                 IN WITNESS WHEREOF, Buyer and Seller have executed this Amendment of the date first set forth above.


                                  BUYER:

                                  PACIFIC GULF PROPERTIES INC.,
                                  a Maryland corporation



                                  By:
                                           ----------------------------------
                                           Donald G. Herrman
                                           Executive Vice President


                                  By:
                                           ----------------------------------
                                           Lonnie P. Nadal
                                           Senior Vice President



                                  SELLER:


                                  THE VONS COMPANIES, INC.,
                                  a Michigan corporation



                                  By:
                                           ----------------------------------
                                           Terrence J. Wollock,
                                           Senior Vice President


                                  By:
                                           ----------------------------------
                                           Patricia A Weimer,
                                           Assistant Secretary

                 10. Except as expressly set forth herein, the Agreement remains unmodified and in full force and effect.

                 IN WITNESS WHEREOF, Buyer and Seller have executed this Amendment of the date first set forth above.


                                  BUYER:

                                  PACIFIC GULF PROPERTIES INC.,
                                  a Maryland corporation


                                  By:
                                           ----------------------------------
                                           Donald G. Herrman
                                           Executive Vice President


                                  By:
                                           ----------------------------------
                                           Lonnie P. Nadal
                                           Senior Vice President


                                  SELLER:


                                  THE VONS COMPANIES, INC.,
                                  a Michigan corporation




                                  By:
                                           ----------------------------------
                                           Terrence J. Wollock,
                                           Senior Vice President


                                  By:
                                           ----------------------------------
                                           Patricia A Weimer,
                                           Assistant Secretary





                                      -5-